                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21482
                                    ---------------------------------------

                          SunAmerica Specialty Series
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip code)

                                 John T. Genoy
                             Senior Vice President
                       SunAmerica Asset Management Corp.
                         Harborside Financial Center,
                                 3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:    (201) 324-6414
                                                      ------------------------

Date of fiscal year end:   October 31
                          ------------------------

Date of reporting period:        October 31, 2010
                               ------------------------

Item 1. Reports to Stockholders

       2010 ANNUAL REPORT

                          SUNAMERICA SPECIALTY SERIES


     High Watermark Funds
     2015 High Watermark Fund
     2020 High Watermark Fund
     SunAmerica
     Alternative Strategies Fund

                                    [GRAPHIC]



[LOGO]

                        TABLE OF CONTENTS


          MESSAGE FROM THE PRESIDENT..............................  1
          EXPENSE EXAMPLE.........................................  3
          STATEMENT OF ASSETS AND LIABILITIES.....................  5
          STATEMENT OF OPERATIONS.................................  7
          STATEMENT OF CHANGES IN NET ASSETS......................  8
          FINANCIAL HIGHLIGHTS....................................  9
          PORTFOLIO OF INVESTMENTS................................ 12
          NOTES TO FINANCIAL STATEMENTS........................... 20
          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 36
          APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY
          AGREEMENTS.............................................. 37
          TRUSTEE AND OFFICER INFORMATION......................... 42
          SHAREHOLDER TAX INFORMATION............................. 44
          COMPARISONS: FUNDS VS. INDICES.......................... 45

        A MESSAGE FROM THE PRESIDENT

Dear Shareholders,

We are pleased to present you with the financial report for the SunAmerica Alternative Strategies Fund and SunAmerica High Watermark Funds for the annual period ended October 31, 2010. These Funds offer investors important tools with which to potentially enhance portfolio diversification and manage risk.

The annual period started on an optimistic note as government-sponsored liquidity fueled investors' appetite for risk and spurred a rally in the equity market that continued through the first quarter of 2010. However, critical issues continued to challenge the economic landscape: high unemployment, the uncertain impact of consumer de-leveraging on the economy, a growing federal budget deficit, and future inflationary threats.

The second half of the annual period reintroduced uncertainty over the direction of the U.S. economy and brought the seemingly straight-up recovery of the stock market to an end. A clear slowdown in the economic recovery, exemplified by anemic job growth and declining consumer confidence, weighed on the equity markets.

In September 2010, the National Bureau of Economic Research, the official arbiter of the U.S. economy, confirmed that the recession which officially began in December 2007 ended in June 2009. The equity market took on a schizophrenic character with each new release of data: rallying when signs of economic growth or even mere stabilization appeared and selling off when the economic data on growth, employment or housing appeared to signal another recession. However, the equity market ended the annual period on a high note with the S&P 500 Index* returning 8.92% during the month of September and 3.81% during the month of October. For the entire annual period, the S&P 500 returned 16.52%.

The SunAmerica Alternative Strategies Fund is an open-end mutual fund that seeks to provide long-term total return by utilizing an actively-managed, quantitative investment process to provide exposure to a diversified portfolio of alternative, or non-traditional, investment strategies and asset classes, and by investing in U.S. government securities and other fixed income securities. The Fund may provide investors with a way to smooth volatility in their overall portfolios since the returns generated by this exposure are generally expected to provide a low correlation to the returns of equity and fixed income investments.

The High Watermark Funds, pursuant to a proprietary methodology developed by the Funds' subadviser, Trajectory Asset Management LLC, seek to provide investors with risk-controlled exposure to the S&P 500 Index in addition to downside protection and a target maturity. In addition, the Funds, subject to certain conditions, offer a feature that is designed to preserve principal and investment gains over the life of each Fund.

The High Watermark Funds do not purchase individual securities but rather invest in S&P 500 Index futures and related options and high-quality, fixed income instruments. Therefore, it is important to understand the broad movements of the S&P 500 Index, the U.S. Government bond market, and each Fund's asset allocation in order to evaluate performance. It is also worth noting that the proprietary methodology used by Trajectory continued to result in a very low level of equity exposure for the High Watermark Funds during the annual period.

On the following pages, you will find financial statements for the Funds as well as detailed commentary on each Fund. Please review this information to help you better understand the Funds' financial position, as well as the Funds' positioning and performance during the annual period. Thank you for including SunAmerica Mutual Funds in your investment plan. We value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, you may contact your financial adviser or visit www.sunamericafunds.com for more information about any of our mutual funds.

Sincerely,

/s/ Peter A. Harbeck

Peter A. Harbeck
President & CEO
SunAmerica Asset Management Corp.

--------
Past performance is no guarantee of future results. Diversification does not guarantee a profit nor protect against a loss.

* The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly in an index.

The High Watermark Funds' subadviser employs a disciplined quantitative approach through a proprietary, computer-assisted methodology to construct and rebalance the Funds' portfolios. This construction and rebalancing process is similar to asset allocation except that it controls not only portfolio assets such as U.S. government securities but also the portfolios' exposures to equity markets via futures contracts and from time to time options contracts. Under certain circumstances, the Funds may be required to invest 100% of their assets in U.S. government securities. In these circumstances, the Funds may not participate meaningfully in any subsequent recovery in the equity markets. Use of fixed income securities reduces the Funds' ability to participate as fully in upward equity market movements, and therefore, represents some loss of opportunity compared to portfolios that are fully invested in equities. Asset allocation does not guarantee a profit nor does it protect against loss.

On each High Watermark Fund's Protected Maturity Date, the Fund is designed to return to shareholders the highest net asset value (NAV) attained during the life of the Fund, adjusted as a result of dividends, distribution and extraordinary expenses. This NAV is the Fund's Protected High Watermark Value. Each High Watermark Fund's undertaking (the "Payment Undertaking") that shareholders in the Fund will be entitled to redeem their shares on the Protected Maturity Date for the Protected High Watermark Value is backed by a master agreement ("Master Agreement") between SunAmerica Specialty Series, on behalf of the High Watermark Funds, and Prudential Global Funding ("PGF"), under which PGF will pay to a Fund any shortfall between the Protected High Watermark Value and the actual NAV per share of the Fund's Protected Maturity Date, provided certain conditions are met. PGF's obligations are guaranteed by its parent company, Prudential Financial Inc., ("Prudential Financial"). The Master Agreement is solely the obligation of PGF and Prudential Financial. The Master Agreement is an obligation that runs solely to the High Watermark Funds, not to the High Watermark Funds' shareholders. PGF's obligations under the Master Agreement are dependent on the financial condition of PGF and Prudential Financial. A shareholder's payout will be reduced by any redemption of High Watermark Fund shares or dividends and distributions taken in cash, sales charges and extraordinary fund expenses. Dividends and distributions from the High Watermark Funds are taxable whether or not you reinvest them in additional shares of the High Watermark Funds. The Payment Undertaking does not apply to shares redeemed prior to the Protected Maturity Date and shareholders can lose money on shares redeemed early. If certain obligations are not performed under the Master Agreement (Master Agreement risk), shareholders will receive upon redemption the then-current net asset value, which may be lower than the current high watermark value. Neither the High Watermark Funds nor SunAmerica Asset Management Corp., the Funds' investment adviser, is obligated to replace the Master Agreement provider or Prudential Financial should they be unable to make payments under the Master Agreement. The Master Agreement increases the High Watermark Funds' expenses and could lower fund performance. If the Master Agreement is terminated, the fee payable under a new agreement may be higher.

The SunAmerica Alternative Strategies Fund is not a complete investment program and should not be an investor's sole investment because its performance is linked to the performance of highly volatile commodities and hedge funds. The Fund may also hold investments through the managed futures strategy that may fluctuate significantly in value over short periods of time. Investors should consider buying shares of the SunAmerica Alternative Strategies Fund only as part of an overall portfolio strategy that includes other asset classes, such as fixed income and equity investments. Investors in the SunAmerica Alternative Strategies Fund should be willing to assume greater risks of potentially significant short-term share price fluctuation because of the SunAmerica Alternative Strategies Fund's investments in commodity-linked and hedge fund-linked instruments and in managed futures.

        SUNAMERICA SPECIALTY SERIES
        EXPENSE EXAMPLE -- OCTOBER 31, 2010 -- (UNAUDITED)

DISCLOSURE OF FUND EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a Fund (each a "Fund" and collectively, the "Funds") in the SunAmerica Specialty Series (the "Trust"), you may incur two types of costs:
(1) transaction costs, including applicable sales charges (loads) on purchase payments and contingent deferred sales charges and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) on investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at May 1, 2010 and held until October 31, 2010.

ACTUAL EXPENSES

The "Actual" section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended October 31, 2010" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Six Months Ended October 31, 2010" column does not include small account fees that may be charged if your balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2010" column does not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Six Months Ended October 31, 2010" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other Funds. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Six Months Ended October 31, 2010" column does not include small account fees that may be charged if your balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2010" column does not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Six Months Ended October 31, 2010" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges; small account fees and administrative fees, if applicable, to your account. Please refer to your prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

        SUNAMERICA SPECIALTY SERIES
        EXPENSE EXAMPLE -- OCTOBER 31, 2010 -- (UNAUDITED) (CONTINUED)

                                                           ACTUAL                                  HYPOTHETICAL
                                         ------------------------------------------ -------------------------------------------
                                                                      EXPENSES PAID               ENDING ACCOUNT  EXPENSES PAID
                                                       ENDING ACCOUNT  DURING THE                  VALUE USING A   DURING THE
                                           BEGINNING    VALUE USING    SIX MONTHS     BEGINNING   HYPOTHETICAL 5%  SIX MONTHS
                                         ACCOUNT VALUE ACTUAL RETURN      ENDED     ACCOUNT VALUE ASSUMED RETURN      ENDED
                                           AT MAY 1,   AT OCTOBER 31,  OCTOBER 31,    AT MAY 1,   AT OCTOBER 31,   OCTOBER 31,
                                             2010           2010          2010*         2010           2010           2010*
                                         ------------- -------------- ------------- ------------- --------------- -------------
2015 HIGH WATERMARK FUND
  Class A#..............................   $1,000.00     $1,073.12       $ 6.43       $1,000.00      $1,019.00       $ 6.26
  Class C#..............................   $1,000.00     $1,070.39       $ 9.81       $1,000.00      $1,015.73       $ 9.55
  Class I#..............................   $1,000.00     $1,076.92       $ 3.98       $1,000.00      $1,021.37       $ 3.87
2020 HIGH WATERMARK FUND
  Class A#..............................   $1,000.00     $1,111.66       $ 7.93       $1,000.00      $1,017.69       $ 7.58
  Class C#..............................   $1,000.00     $1,107.10       $11.37       $1,000.00      $1,014.42       $10.87
  Class I#..............................   $1,000.00     $1,112.48       $ 5.43       $1,000.00      $1,020.06       $ 5.19
SUNAMERICA ALTERNATIVE STRATEGIES FUND@
  Class A#..............................   $1,000.00     $1,000.00       $ 8.67       $1,000.00      $1,016.53       $ 8.74
  Class C#..............................   $1,000.00     $  996.17       $11.92       $1,000.00      $1,013.26       $12.03
  Class W#..............................   $1,000.00     $1,000.95       $ 7.67       $1,000.00      $1,017.54       $ 7.73




                                           EXPENSE
                                         RATIO AS OF
                                         OCTOBER 31,
                                            2010*
                                         -----------
2015 HIGH WATERMARK FUND
  Class A#..............................    1.23%
  Class C#..............................    1.88%
  Class I#..............................    0.76%
2020 HIGH WATERMARK FUND
  Class A#..............................    1.49%
  Class C#..............................    2.14%
  Class I#..............................    1.02%
SUNAMERICA ALTERNATIVE STRATEGIES FUND@
  Class A#..............................    1.72%
  Class C#..............................    2.37%
  Class W#..............................    1.52%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your prospectus, your retirement plan document and/or materials from your financial adviser, for more information.
# During the stated period, the investment adviser either waived a portion or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2010" and the "Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2010" and the "Expense Ratios" would have been lower.
@  Consolidated; See Note 2.

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2010

                                                                                                      SUNAMERICA
                                                                         2015 HIGH     2020 HIGH     ALTERNATIVE
                                                                         WATERMARK     WATERMARK   STRATEGIES FUND#
                                                                       ------------  ------------  ----------------
ASSETS:
Investments at value (unaffiliated)*.................................. $196,711,287  $ 67,399,552    $359,806,278
Repurchase agreements (cost approximates market value)................      552,000       754,000      18,030,457
                                                                       ------------  ------------    ------------
 Total investments....................................................  197,263,287    68,153,552     377,836,735
                                                                       ------------  ------------    ------------
Cash..................................................................          328           622             166
Receivable for:
 Shares of beneficial interest sold...................................           --        45,678       1,033,420
 Dividends and interest...............................................           --             1         943,038
Prepaid expenses and other assets.....................................        2,777         2,235           3,299
Due from investment adviser for expense reimbursements/fee waivers....      205,076        53,462         192,452
Variation margin on futures contracts.................................           20            20              --
                                                                       ------------  ------------    ------------
 Total assets.........................................................  197,471,488    68,255,570     380,009,110
                                                                       ------------  ------------    ------------
LIABILITIES:
Payable for:
 Shares of beneficial interest redeemed...............................      579,080        46,811         598,712
 Investment advisory and management fees..............................      109,457        39,211         385,498
 Distribution and service maintenance fees............................       99,488        28,748         121,278
 Transfer agent fees and expenses.....................................       45,992        18,067          78,306
 Trustees' fees and expenses..........................................        2,060           611           2,604
 Prudential Global Funding, Inc. (Note 1).............................       58,939        21,114              --
 Other accrued expenses...............................................       62,982        25,196          72,322
Call and put options written, at value @..............................           --            --       1,773,257
Variation margin on futures contracts.................................           --            --          67,943
                                                                       ------------  ------------    ------------
 Total liabilities....................................................      957,998       179,758       3,099,920
                                                                       ------------  ------------    ------------
NET ASSETS............................................................ $196,513,490  $ 68,075,812    $376,909,190
                                                                       ============  ============    ============
NET ASSETS REPRESENTED BY:
Paid-in capital.......................................................  201,852,468    81,882,855     360,389,794
Accumulated undistributed net investment income (loss)................    2,321,618     1,037,080          62,161
Accumulated undistributed net realized gain (loss) on investments,
 futures and options contracts........................................  (25,066,153)  (23,441,354)      2,237,023
Unrealized appreciation (depreciation) on investments.................   17,401,819     8,593,493       7,542,033
Unrealized appreciation (depreciation) on futures contracts and
 written options contracts............................................        3,738         3,738       6,678,179
                                                                       ------------  ------------    ------------
NET ASSETS............................................................ $196,513,490  $ 68,075,812    $376,909,190
                                                                       ============  ============    ============
* Cost
 Investments (unaffiliated)........................................... $179,309,468  $ 58,806,059    $352,264,245
                                                                       ============  ============    ============
@ Premiums received on options written................................ $         --  $         --    $  1,720,840
                                                                       ============  ============    ============

--------
#  Consolidated; See Note 2.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2010 -- (CONTINUED)

                                                                              SUNAMERICA
                                                    2015 HIGH   2020 HIGH    ALTERNATIVE
                                                    WATERMARK   WATERMARK  STRATEGIES FUND#
                                                   ----------- ----------- ----------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets........................................ $93,887,540 $35,826,853   $320,124,814
Shares of beneficial interest issued and
 outstanding......................................   9,007,771   4,000,585     30,469,055
Net asset value and redemption price per share
 (excluding any applicable contingent deferred
 sales charge).................................... $     10.42 $      8.96   $      10.51
Maximum sales charge (5.75% of offering price).... $      0.64 $      0.55   $       0.64
                                                   ----------- -----------   ------------
Maximum offering price to public.................. $     11.06 $      9.51   $      11.15
                                                   =========== ===========   ============
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets........................................ $76,836,932 $16,228,792   $ 31,080,599
Shares of beneficial interest issued and
 outstanding......................................   7,430,305   1,826,247      2,984,450
Net asset value, offering and redemption price
 per share (excluding any applicable contingent
 deferred sales charge)........................... $     10.34 $      8.89   $      10.41
                                                   =========== ===========   ============
CLASS I (UNLIMITED SHARES AUTHORIZED):
Net assets........................................ $25,789,018 $16,020,167   $         --
Shares of beneficial interest issued and
 outstanding......................................   2,455,871   1,779,453             --
Net asset value, offering and redemption price
 per share........................................ $     10.50 $      9.00   $         --
                                                   =========== ===========   ============
CLASS W (UNLIMITED SHARES AUTHORIZED):
Net assets........................................ $        -- $        --   $ 25,703,777
Shares of beneficial interest issued and
 outstanding......................................          --          --      2,440,434
Net asset value, offering and redemption price
 per share........................................ $        -- $        --   $      10.53
                                                   =========== ===========   ============

--------
#  Consolidated; See Note 2.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2010

                                                                              2015 HIGH      2020 HIGH      SUNAMERICA
                                                                              WATERMARK      WATERMARK     ALTERNATIVE
                                                                                FUND           FUND      STRATEGIES FUND#
                                                                             -----------    -----------  ----------------
INVESTMENT INCOME:
Dividends (unaffiliated).................................................... $        --    $        --    $ 1,506,830
Interest (unaffiliated).....................................................   5,857,176      2,285,777      4,961,411
                                                                             -----------    -----------    -----------
 Total investment income....................................................   5,857,176      2,285,777      6,468,241
                                                                             -----------    -----------    -----------
Expenses:
 Investment advisory and management fees....................................   1,357,953        434,100      3,769,808
 Distribution and service maintenance fees:
   Class A..................................................................     351,342        131,259        960,103
   Class C..................................................................     817,506        158,082        277,609
 Service Fees:
   Class I..................................................................      66,954         33,684             --
   Class W..................................................................          --             --         24,952
 Transfer agent fees and expenses:
   Class A..................................................................     234,114         91,169        628,655
   Class C..................................................................     190,867         39,336         67,249
   Class I..................................................................      60,183         30,937             --
   Class W..................................................................          --             --         38,721
 Registration fees:
   Class A..................................................................      13,641         16,029         44,949
   Class C..................................................................      11,573         12,000         12,652
   Class I..................................................................       7,819         11,733             --
   Class W..................................................................          --             --         11,281
 Custodian and accounting fees..............................................      52,152         26,751         93,062
 Reports to shareholders....................................................      63,579         23,223         96,317
 Audit and tax fees.........................................................      36,350         36,348         56,105
 Legal fees.................................................................      25,512         14,689         77,261
 Fees paid to Prudential Global Funding, Inc. (Note 1)......................     731,205        233,746             --
 Trustees' fees and expenses................................................      23,777          7,316         33,521
 Other expenses.............................................................      23,148         18,346         30,564
                                                                             -----------    -----------    -----------
   Total expenses before fee waivers, expense reimbursements, expense
    recoupments, custody credits............................................   4,067,675      1,318,748      6,222,809
   Net (fees waived and expenses reimbursed)/recouped by investment
    advisor (Note 4)........................................................    (965,916)      (258,924)      (593,687)
   Custody credits earned on cash balances..................................          (4)           (10)          (116)
                                                                             -----------    -----------    -----------
   Net expenses.............................................................   3,101,755      1,059,814      5,629,006
                                                                             -----------    -----------    -----------
Net investment income (loss)................................................   2,755,421      1,225,963        839,235
                                                                             -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY:
Net realized gain (loss) on investments (unaffiliated)......................   1,967,779          1,263     13,905,356
Net realized gain (loss) on futures contracts and written options contracts.       5,073          5,073     (3,610,249)
                                                                             -----------    -----------    -----------
Net realized gain (loss) on investments.....................................   1,972,852          6,336     10,295,107
                                                                             -----------    -----------    -----------
Change in unrealized appreciation (depreciation) on investments
 (unaffiliated).............................................................  11,416,901      5,527,622     (7,886,183)
Change in unrealized appreciation (depreciation) on futures contracts and
 written options contracts..................................................       3,170          3,170      7,159,896
                                                                             -----------    -----------    -----------
Net unrealized gain (loss) on investments...................................  11,420,071      5,530,792       (726,287)
                                                                             -----------    -----------    -----------
Net realized and unrealized gain (loss) on investments......................  13,392,923      5,537,128      9,568,820
                                                                             -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS............. $16,148,344    $ 6,763,091    $10,408,055
                                                                             ===========    ===========    ===========

--------
#  Consolidated; See Note 2.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF CHANGES IN NET ASSETS -- OCTOBER 31, 2010

                                                                                                   SUNAMERICA ALTERNATIVE
                                          2015 HIGH WATERMARK FUND   2020 HIGH WATERMARK FUND         STRATEGIES FUND#
                                         --------------------------  ------------------------  -----------------------------
                                            FOR THE       FOR THE      FOR THE      FOR THE       FOR THE     FOR THE PERIOD
                                          YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED     NOVEMBER 4,
                                          OCTOBER 31,   OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,   2008@ THROUGH
                                             2010          2009         2010         2009          2010      OCTOBER 31, 2009
                                         ------------  ------------  -----------  -----------  ------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)........... $  2,755,421  $  3,017,986  $ 1,225,963  $ 1,098,912  $    839,235    $     34,112
 Net realized gain (loss) on investments    1,972,852     3,067,801        6,336   (4,118,493)   10,295,107      (5,636,221)
 Net unrealized gain (loss) on
   investments..........................   11,420,071     9,422,681    5,530,792    8,174,866      (726,287)     14,946,499
                                         ------------  ------------  -----------  -----------  ------------    ------------
Net increase (decrease) in net assets
 resulting from operations..............   16,148,344    15,508,468    6,763,091    5,155,285    10,408,055       9,344,390
                                         ------------  ------------  -----------  -----------  ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income (Class A)........   (1,665,114)   (1,739,111)    (646,560)    (813,455)     (889,037)             --
 Net investment income (Class C)........     (754,683)     (912,472)    (176,460)    (219,641)           --              --
 Net investment income (Class I)........     (529,049)     (556,548)    (263,803)    (277,527)           --              --
 Net investment income (Class W)........           --            --           --           --       (72,685)             --
 Net realized gain on securities (Class
   A)...................................           --            --           --           --            --              --
 Net realized gain on securities (Class
   C)...................................           --            --           --           --            --              --
 Net realized gain on securities (Class
   I)...................................           --            --           --           --            --              --
 Net realized gain on securities (Class
   W)...................................           --            --           --           --            --              --
                                         ------------  ------------  -----------  -----------  ------------    ------------
Total distributions to shareholders.....   (2,948,846)   (3,208,131)  (1,086,823)  (1,310,623)     (961,722)             --
                                         ------------  ------------  -----------  -----------  ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 7)..................  (42,027,155)  (11,382,804)  (5,407,676)   1,413,712    99,989,745     258,128,722
                                         ------------  ------------  -----------  -----------  ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.  (28,827,657)      917,533      268,592    5,258,374   109,436,078     267,473,112

NET ASSETS:
Beginning of period.....................  225,341,147   224,423,614   67,807,220   62,548,846   267,473,112              --
                                         ------------  ------------  -----------  -----------  ------------    ------------
End of period+.......................... $196,513,490  $225,341,147  $68,075,812  $67,807,220  $376,909,190    $267,473,112
                                         ============  ============  ===========  ===========  ============    ============
--------
+ Includes accumulated undistributed
 net investment income (loss)........... $  2,321,618  $  2,515,043  $ 1,037,080  $   897,940  $     62,161    $     62,838
                                         ============  ============  ===========  ===========  ============    ============

@  Commencement of operations.
#  Consolidated; See Note 2.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS     RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF      EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD    TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S)  NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- -------- -------------

                                                                2015 HIGH WATERMARK FUND
                                                                ------------------------
                                                                         CLASS A
                                                                         -------
  10/31/06    $10.69     $0.32      $ 0.90      $ 1.22     $(0.16)     $(0.08)    $(0.24) $11.67   11.62%  $ 88,219     1.65%
  10/31/07     11.67      0.34        0.78        1.12      (0.32)      (0.76)     (1.08)  11.71   10.28    100,199     1.65
  10/31/08     11.71      0.18       (1.67)      (1.49)     (0.33)      (0.65)     (0.98)   9.24  (13.76)   110,924     1.65
  10/31/09      9.24      0.14        0.53        0.67      (0.15)         --      (0.15)   9.76    7.22    108,280     1.44
  10/31/10      9.76      0.15        0.66        0.81      (0.15)         --      (0.15)  10.42    8.46     93,888     1.29
                                                                         CLASS C
                                                                         -------
  10/31/06    $10.62     $0.25      $ 0.90      $ 1.15     $(0.10)     $(0.08)    $(0.18) $11.59   10.94%  $ 45,450     2.30%
  10/31/07     11.59      0.27        0.77        1.04      (0.25)      (0.76)     (1.01)  11.62    9.54     53,232     2.30
  10/31/08     11.62      0.11       (1.64)      (1.53)     (0.26)      (0.65)     (0.91)   9.18  (14.18)    86,196     2.30
  10/31/09      9.18      0.08        0.52        0.60      (0.10)         --      (0.10)   9.68    6.51     88,676     2.09
  10/31/10      9.68      0.09        0.65        0.74      (0.08)         --      (0.08)  10.34    7.75     76,837     1.94
                                                                         CLASS I
                                                                         -------
  10/31/06    $10.72     $0.37      $ 0.92      $ 1.29     $(0.21)     $(0.08)    $(0.29) $11.72   12.22%  $ 25,097     1.18%
  10/31/07     11.72      0.40        0.77        1.17      (0.37)      (0.76)     (1.13)  11.76   10.71     27,845     1.18
  10/31/08     11.76      0.23       (1.67)      (1.44)     (0.38)      (0.65)     (1.03)   9.29  (13.28)    27,304     1.18
  10/31/09      9.29      0.19        0.53        0.72      (0.19)         --      (0.19)   9.82    7.76     28,385     0.97
  10/31/10      9.82      0.20        0.66        0.86      (0.18)         --      (0.18)  10.50    8.95     25,789     0.82

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------





    2.94%         1%
    3.09         14
    1.85         26
    1.48         46
    1.51          0


    2.28%         1%
    2.44         14
    1.16         26
    0.83         46
    0.86          0


    3.42%         1%
    3.56         14
    2.34         26
    1.95         46
    1.98          0

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/06 10/31/07 10/31/08 10/31/09 10/31/10
                                         -------- -------- -------- -------- --------
2015 High Watermark Fund Class A........   0.07%    0.08%    0.04%    0.26%    0.41%
2015 High Watermark Fund Class C........   0.08     0.09     0.05     0.26     0.41
2015 High Watermark Fund Class I........   0.48     0.42     0.41     0.67     0.79

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS    RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF     EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------

                                                                2020 HIGH WATERMARK FUND
                                                                ------------------------
                                                                        CLASS A
                                                                        -------
  10/31/06    $10.85     $0.34      $ 1.03      $ 1.37     $(0.16)     $(0.09)    $(0.25) $11.97   12.75%  $34,897     1.65%
  10/31/07     11.97      0.37        0.84        1.21      (0.33)      (0.86)     (1.19)  11.99   10.88    41,679     1.65
  10/31/08     11.99      0.20       (3.30)      (3.10)     (0.36)      (0.79)     (1.15)   7.74  (28.39)   37,762     1.65
  10/31/09      7.74      0.14        0.50        0.64      (0.16)         --      (0.16)   8.22    8.32    38,471     1.59
  10/31/10      8.22      0.16        0.72        0.88      (0.14)         --      (0.14)   8.96   10.90    35,827     1.53
                                                                        CLASS C
                                                                        -------
  10/31/06    $10.79     $0.26      $ 1.03      $ 1.29     $(0.09)     $(0.09)    $(0.18) $11.90   12.07%  $14,751     2.30%
  10/31/07     11.90      0.30        0.83        1.13      (0.27)      (0.86)     (1.13)  11.90   10.10    15,411     2.30
  10/31/08     11.90      0.13       (3.27)      (3.14)     (0.28)      (0.79)     (1.07)   7.69  (28.82)   14,330     2.30
  10/31/09      7.69      0.08        0.50        0.58      (0.11)         --      (0.11)   8.16    7.59    16,839     2.24
  10/31/10      8.16      0.10        0.72        0.82      (0.09)         --      (0.09)   8.89   10.14    16,229     2.18
                                                                        CLASS I
                                                                        -------
  10/31/06    $10.89     $0.39      $ 1.04      $ 1.43     $(0.20)     $(0.09)    $(0.29) $12.03   13.34%  $10,621     1.18%
  10/31/07     12.03      0.43        0.83        1.26      (0.38)      (0.86)     (1.24)  12.05   11.32    13,135     1.18
  10/31/08     12.05      0.25       (3.31)      (3.06)     (0.41)      (0.79)     (1.20)   7.79  (27.97)   10,457     1.18
  10/31/09      7.79      0.17        0.50        0.67      (0.20)         --      (0.20)   8.26    8.66    12,497     1.12
  10/31/10      8.26      0.20        0.71        0.91      (0.17)         --      (0.17)   9.00   11.34    16,020     1.06

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------





    3.06%         0%
    3.27          4
    2.05         50
    1.68         14
    1.89          0


    2.42%         0%
    2.62          4
    1.41         50
    1.03         14
    1.25          0


    3.55%         0%
    3.74          4
    2.53         50
    2.15         14
    2.37          0

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/06 10/31/07 10/31/08 10/31/09 10/31/10
                                         -------- -------- -------- -------- --------
2020 High Watermark Fund Class A........   0.19%    0.17%    0.15%    0.23%    0.30%
2020 High Watermark Fund Class C........   0.22     0.21     0.20     0.26     0.34
2020 High Watermark Fund Class I........   0.65     0.53     0.59     0.64     0.70

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS     RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF      EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD    TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S)  NET ASSETS(4)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- -------- -------------

                                                         SUNAMERICA ALTERNATIVE STRATEGIES FUND#
                                                         ---------------------------------------
                                                                         CLASS A
                                                                         -------
 11/04/08@-
 10/31/09     $10.00     $ 0.00      $0.22      $0.22      $   --        $--      $   --  $10.22   2.20%   $235,868     1.72%(3)
 10/31/10      10.22       0.03       0.30       0.33       (0.04)        --       (0.04)  10.51   3.21     320,125     1.72
                                                                         CLASS C
                                                                         -------
 11/04/08@-
 10/31/09     $10.00     $(0.03)     $0.19      $0.16      $   --        $--      $   --  $10.16   1.60%   $ 19,728     2.37%(3)
 10/31/10      10.16      (0.03)      0.28       0.25          --         --          --   10.41   2.46      31,081     2.37
                                                                         CLASS W
                                                                         -------
 11/04/08@-
 10/31/09     $10.00     $ 0.04      $0.21      $0.25      $   --        $--      $   --  $10.25   2.50%   $ 11,877     1.52%(3)
 10/31/10      10.25       0.05       0.29       0.34       (0.06)        --       (0.06)  10.53   3.29      25,704     1.52

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE     PORTFOLIO
NET ASSETS(4)  TURNOVER
-------------  ---------






     0.02%(3)      51%
     0.31         141



    (0.34)%(3)     51%
    (0.34)        141



     0.50%(3)      51%
     0.51         141

--------
#  Consolidated; See Note 2.
@  Commencement of operations.
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized
(4)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                                  10/31/09(3) 10/31/10
                                                  ----------- --------
         SunAmerica Alternative Strategies Fund
          Class A................................    0.24%      0.18%
         SunAmerica Alternative Strategies Fund
          Class C................................    0.40       0.22
         SunAmerica Alternative Strategies Fund
          Class W................................    0.68       0.24

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- 2015 HIGH WATERMARK FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2010 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                      United States Treasury Bonds.  79.2%
                      Resolution Funding Corp......   9.1
                      United States Treasury Bills.   8.4
                      Federal Home Loan Mtg. Corp..   3.4
                      Repurchase Agreements........   0.3
                                                    -----
                                                    100.4%
                                                    =====

CREDIT QUALITY+#

                         Government -- Treasury.  86.4%
                         Government -- Agency...  13.6
                                                 -----
                                                 100.0%
                                                 =====

--------
* Calculated as a percentage of net assets.
+ Source: Standard and Poor's
# Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA SPECIALTY SERIES -- 2015 HIGH WATERMARK FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2010

                                                 PRINCIPAL     VALUE
                 SECURITY DESCRIPTION             AMOUNT      (NOTE 3)
        ----------------------------------------------------------------
        U.S. GOVERNMENT AGENCIES -- 12.5%
        FEDERAL HOME LOAN MTG. CORP. -- 3.4%
           zero coupon due 11/24/14............ $ 2,260,000 $  2,123,785
           zero coupon due 06/01/15............   5,000,000    4,622,550
                                                            ------------
                                                               6,746,335
                                                            ------------
        RESOLUTION FUNDING -- 9.1%
          Resolution Funding Corp. STRIPS
           zero coupon due 07/15/15............  19,054,000   17,803,239
                                                            ------------
        TOTAL U.S. GOVERNMENT AGENCIES
           (cost $22,590,566)..................               24,549,574
                                                            ------------
        U.S. GOVERNMENT TREASURIES -- 79.2%
        UNITED STATES TREASURY BONDS -- 79.2%
          U.S. Treasury Bonds STRIPS
           zero coupon due 08/15/15............  80,413,000   76,090,882
           zero coupon due 08/15/15............  84,142,000   79,577,717
                                                            ------------
        TOTAL U.S. GOVERNMENT TREASURIES
           (cost $140,227,626).................              155,668,599
                                                            ------------
        TOTAL LONG-TERM INVESTMENT SECURITIES
           (cost $162,818,192).................              180,218,173
                                                            ------------
        SHORT-TERM INVESTMENT SECURITIES -- 8.4%
        U.S. GOVERNMENT TREASURIES -- 8.4%
          United States Treasury Bills
           0.17% due 04/07/11..................   4,000,000    3,997,383
           0.18% due 01/13/11(1)...............   4,000,000    3,999,092
           0.18% due 02/24/11..................   8,000,000    7,996,752
           0.19% due 01/13/11(1)...............     500,000      499,887
                                                            ------------
        TOTAL SHORT-TERM INVESTMENT SECURITIES
           (cost $16,491,276)..................               16,493,114
                                                            ------------

                                                      PRINCIPAL    VALUE
                SECURITY DESCRIPTION                   AMOUNT     (NOTE 3)
  --------------------------------------------------------------------------
  REPURCHASE AGREEMENT -- 0.3%
    Agreement with State Street Bank & Trust Co.,
     bearing interest at 0.01% dated 10/29/10, to
     be repurchased 11/01/10 in the amount of
     $552,000 and collateralized by $555,000 of
     United States Treasury Notes, bearing interest
     at 1.00% due 04/30/12 and having an
     approximate value of $563,270
     (cost $552,000)................................. $552,000  $    552,000
                                                                ------------
  TOTAL INVESTMENTS --
     (cost $179,861,468)(2)..........................    100.4%  197,263,287
  Liabilities in excess of other assets..............     (0.4)     (749,797)
                                                      --------  ------------
  NET ASSETS --                                          100.0% $196,513,490
                                                      ========  ============

--------
(1)The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)See Note 6 for cost of investments on a tax basis.
STRIPS -- Separate Trading of Registered Interest and Principal of Securities

OPEN FUTURES CONTRACTS
-----------------------------------------------------------------------------------------------
                                                                                   UNREALIZED
NUMBER OF                                             VALUE AT      VALUE AT      APPRECIATION
CONTRACTS TYPE     DESCRIPTION      EXPIRATION MONTH TRADE DATE OCTOBER 31, 2010 (DEPRECIATION)
--------- ---- -------------------- ---------------- ---------- ---------------- --------------
    1     Long S&P 500 E-Mini Index  December 2010    $55,247       $58,985          $3,738
                                                                                     ======

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2010 (see Note 3):

                                          LEVEL 1 --UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 --SIGNIFICANT
                                             QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS     TOTAL
                                          -------------------- ----------------- --------------------- ------------
ASSETS:
Long-Term Investment Securities:
  U.S. Government Agencies...............        $   --          $ 24,549,574             $--          $ 24,549,574
  U.S. Government Treasuries.............            --           155,668,599              --           155,668,599
Short-Term Investment Securities:
  U.S. Government Treasuries.............            --            16,493,114              --            16,493,114
Repurchase Agreement.....................            --               552,000              --               552,000
Other Financial Instruments@.............
  Open Futures Contracts -- Appreciation.         3,738                    --              --                 3,738
                                                 ------          ------------             ---          ------------
TOTAL....................................        $3,738          $197,263,287             $--          $197,267,025
                                                 ======          ============             ===          ============

--------
@ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- 2020 HIGH WATERMARK FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2010 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                United States Treasury Bonds............  80.4%
                United States Treasury Bills............  11.0
                Resolution Funding Corp.................   7.6
                Repurchase Agreements...................   1.1
                                                         -----
                                                         100.1%
                                                         =====

CREDIT QUALITY+#

                Government -- Treasury..................  91.4%
                Government -- Agency....................   8.6
                                                         -----
                                                         100.0%
                                                         =====

--------
* Calculated as a percentage of net assets.
+ Source: Standard and Poor's
# Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA SPECIALTY SERIES -- 2020 HIGH WATERMARK FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2010

                                                 PRINCIPAL    VALUE
                 SECURITY DESCRIPTION             AMOUNT     (NOTE 3)
        ---------------------------------------------------------------
        U.S. GOVERNMENT AGENCIES -- 7.6%
        RESOLUTION FUNDING -- 7.6%
          Resolution Funding Corp. STRIPS
           zero coupon due 07/15/20
           (cost $4,726,126)................... $ 7,000,000 $ 5,152,413
                                                            -----------
        U.S. GOVERNMENT TREASURIES -- 80.4%
        UNITED STATES TREASURY BONDS -- 80.4%
          U.S. Treasury Bond STRIPS
           zero coupon due 08/15/20
           (cost $46,583,422)..................  72,890,000  54,749,647
                                                            -----------
        TOTAL LONG-TERM INVESTMENT SECURITIES
           (cost $51,309,548)..................              59,902,060
                                                            -----------
        SHORT-TERM INVESTMENT SECURITIES -- 11.0%
        U.S. GOVERNMENT TREASURIES -- 11.0%
          United States Treasury Bills
           0.16% due 02/24/11..................   4,500,000   4,498,173
           0.18% due 01/13/11(1)...............   2,000,000   1,999,546
           0.19% due 01/13/11(1)...............   1,000,000     999,773
                                                            -----------
        TOTAL SHORT-TERM INVESTMENT SECURITIES
           (cost $7,496,511)...................               7,497,492
                                                            -----------

                                                       PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                   AMOUNT     (NOTE 3)
  --------------------------------------------------------------------------
  REPURCHASE AGREEMENT -- 1.1%
    Agreement with State Street Bank & Trust Co.,
     bearing interest at 0.01% dated 10/29/10, to be
     repurchased 11/01/10 in the amount of
     $754,001 and collateralized by $760,000 of
     United States Treasury Notes, bearing interest
     at 1.00% due 04/30/12 and having approximate
     value of $771,324 (cost $754,000)................ $754,000  $   754,000
                                                                 -----------
  TOTAL INVESTMENTS --
     (cost $59,560,059)(2)............................    100.1%  68,153,552
  Liabilities in excess of other assets...............     (0.1)     (77,740)
                                                       --------  -----------
  NET ASSETS --                                           100.0% $68,075,812
                                                       ========  ===========

--------
(1)The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)See Note 6 for cost of investments on a tax basis.
STRIPS-- Separate Trading of Registered Interest and Principal of Securities


OPEN FUTURES CONTRACTS
-----------------------------------------------------------------------------------------------
                                                                                   UNREALIZED
NUMBER OF                                             VALUE AT      VALUE AT      APPRECIATION
CONTRACTS TYPE     DESCRIPTION      EXPIRATION MONTH TRADE DATE OCTOBER 31, 2010 (DEPRECIATION)
--------- ---- -------------------- ---------------- ---------- ---------------- --------------
    1     Long S&P 500 E-Mini Index  December 2010    $55,247       $58,985          $3,738
                                                                                     ======

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2010 (see Note 3):

                                          LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 --SIGNIFICANT
                                              QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS     TOTAL
                                          --------------------- ----------------- --------------------- -----------
ASSETS:
Long-Term Investment Securities:
  U.S. Government Agencies...............        $   --            $ 5,152,413             $--          $ 5,152,413
  U.S. Government Treasuries.............            --             54,749,647              --           54,749,647
Short-Term Investment Securities:
  U.S. Government Treasuries.............            --              7,497,492              --            7,497,492
Repurchase Agreement.....................            --                754,000              --              754,000
Other Financial Instruments@.............
  Open Futures Contracts -- Appreciation.         3,738                     --              --                3,738
                                                 ------            -----------             ---          -----------
TOTAL....................................        $3,738            $68,153,552             $--          $68,157,290
                                                 ======            ===========             ===          ===========

--------
@ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA ALTERNATIVE STRATEGIES FUND CONSOLIDATED PORTFOLIO PROFILE -- OCTOBER 31, 2010** -- (UNAUDITED)

INDUSTRY ALLOCATION*

                   Federal Home Loan Mtg. Corp........  24.0%
                   Federal National Mtg. Assoc........  19.3
                   Federal Farm Credit Bank...........  15.3
                   United States Treasury Bills.......   9.5
                   Exchange Traded Funds..............   7.8
                   United States Treasury Notes.......   6.4
                   Federal Home Loan Bank.............   5.3
                   Repurchase Agreements..............   4.8
                   Commodity Index -- Linked Notes....   4.5
                   Hedge Fund Index -- Linked Notes...   2.9
                   Diversified Financial Services.....   0.4
                                                       -----
                                                       100.2%
                                                       =====

CREDIT QUALITY+#

                   Government -- Treasury.............   8.7%
                   Government -- Agency...............  76.9
                   AAA................................  10.4
                   Not Rated@.........................   4.0
                                                       -----
                                                       100.0%
                                                       =====

--------
* Calculated as a percentage of net assets
** Consolidated; See Note 2 and Note 11.
+ Source: Standard and Poor's
# Calculated as a percentage of total debt issues, excluding short-term securities.
@ Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA ALTERNATIVE STRATEGIES FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2010**


                                                 PRINCIPAL    VALUE
                 SECURITY DESCRIPTION             AMOUNT     (NOTE 3)
         --------------------------------------------------------------
         U.S. CORPORATE BONDS & NOTES -- 0.4%
         DIVERSIFIED FINANCIAL SERVICES -- 0.4%
           General Electric Capital Corp.
            FDIC Guar. Notes
            0.59% due 06/08/12 VRS............. $ 1,000,000 $ 1,005,255
           General Electric Capital Corp.
            FDIC Guar. Notes
            2.20% due 06/08/12.................     500,000     514,271
                                                            -----------
         TOTAL U.S. CORPORATE BONDS & NOTES
            (cost $1,499,845)..................               1,519,526
                                                            -----------
         COMMODITY INDEX-LINKED NOTES -- 4.5%
           Credit Suisse New York
            (Indexed to the S&P GSCI Total
            Return Index)
            Senior Notes
            0.06% due 12/13/10* VRS(2).........   3,000,000   4,986,446
           Swedish Export Credit
            (Indexed to the S&P GSCI Total
            Return Index)
            Notes
            0.02% due 04/26/11* VRS(2).........  12,000,000  12,010,838
                                                            -----------
         TOTAL COMMODITY INDEX-LINKED NOTES
            (cost $15,000,000).................              16,997,284
                                                            -----------
         HEDGE FUND INDEX-LINKED NOTES -- 2.9%
           Deutsche Bank AG London
            (Indexed to the HFRX Global Hedge
            Fund Index)
            Bank Guar. Notes
            zero coupon due 09/14/12(1)(2)(6)
            (cost $10,000,000).................  10,000,000  11,134,000
                                                            -----------
         U.S. GOVERNMENT AGENCIES -- 63.9%
         FEDERAL FARM CREDIT BANK -- 15.3%
            2.20% due 03/28/16.................  23,250,000  23,301,638
            2.23% due 05/19/16.................  15,233,000  15,245,125
            2.23% due 05/19/16(1)..............  12,000,000  12,009,552
            4.88% due 02/18/11.................   7,000,000   7,098,021
                                                            -----------
                                                             57,654,336
                                                            -----------
         FEDERAL HOME LOAN BANK -- 5.3%
            1.85% due 05/26/15.................  15,000,000  15,015,600
            2.75% due 08/12/13.................   5,000,000   5,087,935
                                                            -----------
                                                             20,103,535
                                                            -----------
         FEDERAL HOME LOAN MTG. CORP. -- 24.0%
            1.30% due 07/26/13(1)..............  10,000,000  10,016,200
            1.50% due 01/07/11.................   5,000,000   5,012,735
            2.00% due 08/25/15.................  10,000,000  10,043,340
            2.00% due 04/21/16.................  15,000,000  14,975,175
            2.13% due 10/07/13(1)..............   7,000,000   7,038,031
            2.25% due 08/12/15.................  30,629,000  31,032,721
            2.88% due 04/01/15.................  12,000,000  12,289,560
                                                            -----------
                                                             90,407,762
                                                            -----------

                                                   PRINCIPAL
                                                    AMOUNT/      VALUE
                SECURITY DESCRIPTION                SHARES      (NOTE 3)
     ---------------------------------------------------------------------
     FEDERAL NATIONAL MTG. ASSOC. -- 19.3%
        0.94% due 04/30/15 FRS................... $ 7,000,000 $  7,055,472
        1.20% due 09/27/13(1)....................  15,000,000   15,079,725
        1.75% due 08/18/14.......................  15,000,000   15,175,275
        1.85% due 09/09/15.......................  10,000,000   10,060,840
        2.00% due 01/09/12.......................   5,000,000    5,099,975
        2.00% due 08/24/15.......................  10,000,000   10,105,020
        2.25% due 07/22/15(1)....................  10,000,000   10,100,690
                                                              ------------
                                                                72,676,997
                                                              ------------
     TOTAL U.S. GOVERNMENT AGENCIES
        (cost $239,474,908)......................              240,842,630
                                                              ------------
     U.S. GOVERNMENT TREASURIES -- 6.4%
     UNITED STATES TREASURY NOTES -- 6.4%
        0.63% due 04/15/13 TIPS(4)...............   1,549,230    1,600,790
        1.13% due 06/30/11.......................   1,000,000    1,006,133
        1.50% due 07/15/12.......................   1,000,000    1,020,703
        1.63% due 01/15/15 TIPS(4)...............   1,486,251    1,609,564
        1.88% due 07/15/13 TIPS(4)...............   1,664,026    1,779,857
        1.88% due 07/15/15 TIPS(4)...............   1,459,016    1,609,591
        2.00% due 01/15/14 TIPS(4)...............   1,535,885    1,661,875
        2.00% due 07/15/14 TIPS(4)...............   1,505,556    1,645,644
        2.38% due 04/15/11 TIPS(4)...............  10,998,300   11,118,599
        2.63% due 06/30/14.......................   1,000,000    1,068,516
                                                              ------------
     TOTAL U.S. GOVERNMENT TREASURIES
        (cost $22,939,267).......................               24,121,272
                                                              ------------
     EXCHANGE TRADED FUNDS -- 7.8%
       iShares Barclays MBS Bond Fund............      44,800    4,915,904
       iShares iBoxx $ High Yield Corporate
        Bond Fund................................     117,600   10,671,024
       iShares iBoxx Investment Grade Corporate
        Bond Fund................................      28,500    3,202,260
       iShares MSCI EAFE Index Fund..............      89,000    5,073,890
       SPDR Barclays Capital High Yield Bond ETF.     131,700    5,383,896
                                                              ------------
     TOTAL EXCHANGE TRADED FUNDS
        (cost $27,414,480).......................               29,246,974
                                                              ------------
     TOTAL LONG-TERM INVESTMENT SECURITIES
       (cost $316,328,500).......................              323,861,686
                                                              ------------
     SHORT-TERM INVESTMENT SECURITIES -- 9.5%
     U.S. GOVERNMENT TREASURIES -- 9.5%
       United States Treasury Bills
        0.21% due 09/22/11(1)(5).................   5,000,000    4,990,970
        0.22% due 10/20/11(5)....................  10,000,000    9,979,700
        0.25% due 09/22/11(1)(5).................  10,000,000    9,981,940
        0.26% due 06/02/11(5)....................   5,000,000    4,994,970
        0.41% due 12/16/10(1)(5).................   5,000,000    4,997,437
        0.54% due 12/16/10(1)(5).................   1,000,000      999,575
                                                              ------------
     TOTAL SHORT-TERM INVESTMENT SECURITIES
        (cost $35,935,745).......................               35,944,592
                                                              ------------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA ALTERNATIVE STRATEGIES FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2010** -- (CONTINUED)


                                                     PRINCIPAL      VALUE
               SECURITY DESCRIPTION                   AMOUNT       (NOTE 3)
  ---------------------------------------------------------------------------
  REPURCHASE AGREEMENTS -- 4.8%
    Agreement with State Street Bank & Trust Co.,
     bearing interest at 0.01% dated 10/29/10 to
     be repurchased 11/01/10 in the amount of
     $6,528,463 and collateralized by
     $6,175,000 of United States Treasury
     Notes, bearing interest at 2.50%, due
     04/30/15 and having an approximate value
     of $6,655,138(1).............................. $ 6,528,457  $  6,528,457
    Agreement with State Street Bank & Trust Co.,
     bearing interest at 0.01% dated 10/29/10 to
     be repurchased 11/01/10 in the amount of
     $11,502,010 and collateralized by
     $11,560,000 of United States Treasury
     Notes, bearing interest at 1.00%, due
     04/30/12 and having an approximate value
     of $11,732,244................................  11,502,000    11,502,000
                                                                 ------------
  TOTAL REPURCHASE AGREEMENTS
     (cost $18,030,457)............................                18,030,457
                                                                 ------------
  TOTAL INVESTMENTS
     (cost $370,294,702)(3)........................       100.2%  377,836,735
  Liabilities in excess of other assets............        (0.2)     (927,545)
                                                    -----------  ------------
  NET ASSETS                                              100.0% $376,909,190
                                                    ===========  ============

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2010, the aggregate value of these securities was $16,997,284 representing 4.5% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
** Consolidated; See Note 2 and Note 11
(1)All or a portion of this security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.
(2)Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 3.
(3)See Note 6 for cost of investments on a tax basis.
(4)Principal amount of security is adjusted for inflation.
(5)The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(6)Illiquid security. At October 31, 2010, the aggregate value of these securities was $11,134,000 representing 2.9% of net assets.
FDIC -- Federal Deposit Insurance Corporation
GSCI -- Goldman Sachs Commodity Index
HFRX -- Hedge Fund Research Index
TIPS -- Treasury Inflation Protected Securities
FRS -- Floating Rate Security
VRS -- Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at October 31, 2010. The dates shown on debt obligations are the original maturity dates.

OPEN CALL OPTION CONTRACTS WRITTEN AT OCTOBER 31, 2010 WERE AS FOLLOWS:
--------------------------------------------------------------------------------------------------
                                                                                      UNREALIZED
                                       STRIKE NUMBER OF  PREMIUMS      VALUE AT      APPRECIATION
      ISSUE(1)        EXPIRATION MONTH PRICE  CONTRACTS  RECEIVED  OCTOBER 31, 2010 (DEPRECIATION)
--------------------- ---------------- ------ --------- ---------- ---------------- --------------
Gasoline RBOB Futures
December 2010          November 2010   $ 2.14     29    $   54,810    $   41,290      $  13,520
Heating Oil Futures
December 2010          November 2010     2.30     20       136,500        33,936        102,564
Wheat Futures
December 2010          November 2010     7.20    271       215,550       384,481       (168,931)
WTI Crude Futures
March 2011             February 2011    82.50     90       486,000       555,300        (69,300)
WTI Crude Futures
March 2011             February 2011    85.00    100       435,000       493,000        (58,000)
WTI Crude Futures
June 2011                May 2011       90.00     41       236,980       216,890         20,090
                                                 ---    ----------    ----------      ---------
                                                 551    $1,564,840    $1,724,897      $(160,057)
                                                 ===    ==========    ==========      =========

OPEN PUT OPTION CONTRACTS WRITTEN AT OCTOBER 31, 2010 WERE AS FOLLOWS:
--------------------------------------------------------------------------------------------------
                                                                                      UNREALIZED
                                       STRIKE NUMBER OF  PREMIUMS      VALUE AT      APPRECIATION
      ISSUE(1)        EXPIRATION MONTH PRICE  CONTRACTS  RECEIVED  OCTOBER 31, 2010 (DEPRECIATION)
--------------------- ---------------- ------ --------- ---------- ---------------- --------------
Natural Gas Futures
December 2010          November 2010   $ 3.50    156    $  156,000    $   48,360      $ 107,640
                                                 ===    ==========    ==========      =========

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA ALTERNATIVE STRATEGIES FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2010** -- (CONTINUED)

OPEN FUTURES CONTRACTS
--------------------------------------------------------------------------------------------------------
                                                                                            UNREALIZED
NUMBER OF                                                     VALUE AT       VALUE AT      APPRECIATION
CONTRACTS TYPE          DESCRIPTION         EXPIRATION MONTH TRADE DATE  OCTOBER 31, 2010 (DEPRECIATION)
--------- ----- ------------------------    ---------------- ----------- ---------------- --------------
    81    Long  Australian $ Currency        December 2010   $ 7,803,064   $ 7,891,020      $   87,956
    24    Long  Brent Crude(1)               November 2010     1,839,910     1,995,600         155,690
    79    Long  British Pound Currency       December 2010     7,810,102     7,906,419          96,317
    97    Long  Copper HG(1)                 December 2010     8,341,338     9,053,738         712,400
    44    Long  Corn(1)                      December 2010       901,050     1,280,400         379,350
     4    Long  Cotton #2(1)                 December 2010       157,220       250,520          93,300
    30    Long  DAX Index                    December 2010     6,540,176     6,909,765         369,589
   163    Long  E-Mini MSCI EAFE Index       December 2010    12,456,650    13,163,880         707,230
    45    Long  EURO FX Currency             December 2010     7,730,182     7,812,000          81,818
     2    Long  Feeder Cattle(1)             January 2011        111,700       110,800            (900)
    49    Long  Gas Oil(1)                   December 2010     3,417,675     3,449,600          31,925
    29    Long  Gasoline RBOB(1)             December 2010     2,514,838     2,508,349          (6,489)
     7    Long  Gold 100 OZ(1)               December 2010       814,790       950,320         135,530
    28    Long  Heating Oil(1)               November 2010     2,608,670     2,631,535          22,865
    52    Long  Japanese Yen Currency        December 2010     7,775,807     8,078,850         303,043
    13    Long  Lean Hogs(1)                 December 2010       380,380       344,240         (36,140)
    19    Long  Live Cattle(1)               December 2010       756,770       751,070          (5,700)
   156    Short Natural Gas(1)               December 2010     6,095,760     6,299,280        (203,520)
   168    Short NIKKEI 225 Index             December 2010     7,710,311     7,715,400          (5,089)
     8    Long  Russell 2000 Mini Index      December 2010       516,336       561,760          45,424
   308    Long  S&P 500 E-Mini Index         December 2010    17,443,750    18,167,380         723,630
   110    Long  S&P MidCap 400 E-Mini Index  December 2010     8,795,496     9,102,500         307,004
    73    Long  Silver(1)                    December 2010     7,004,950     8,965,860       1,960,910
    13    Long  Soybean(1)                   November 2010       757,163       762,450           5,287
    58    Long  U.S. Treasury Long Bond      December 2010     7,719,799     7,594,375        (125,424)
   271    Long  Wheat(1)                     December 2010     9,585,488     9,718,738         133,250
   190    Long  WTI Crude(1)                 February 2011    15,214,340    15,809,900         595,560
    41    Long  WTI Crude(1)                   May 2011        3,290,930     3,456,710         165,780
                                                                                            ----------
                                                                                            $6,730,596
                                                                                            ==========

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2010 (see Note 3):

                                          LEVEL 1 --UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 --SIGNIFICANT
                                             QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS     TOTAL
                                          -------------------- ----------------- --------------------- ------------
ASSETS:
Long-Term Investment Securities:
  U.S. Corporate Bonds & Notes...........     $        --        $  1,519,526             $--          $  1,519,526
  Commodity Index-Linked Notes...........              --          16,997,284              --            16,997,284
  Hedge Fund Index-Linked Notes..........              --          11,134,000              --            11,134,000
  U.S Government Agencies................              --         240,842,630              --           240,842,630
  U.S. Government Treasuries.............              --          24,121,272              --            24,121,272
  Exchange Traded Funds..................      29,246,974                  --              --            29,246,974
Short-Term Investment Securities:
  U.S. Government Treasuries.............              --          35,944,592              --            35,944,592
Repurchase Agreements....................              --          18,030,457              --            18,030,457
Other Financial Instruments@
  Written Call Options -- Appreciation...         136,174                  --              --               136,174
  Written Put Options -- Appreciation....         107,640                  --              --               107,640
  Open Futures Contracts -- Appreciation.       7,113,858                  --              --             7,113,858
                                              -----------        ------------             ---          ------------
TOTAL....................................     $36,604,646        $348,589,761             $--          $385,194,407
                                              ===========        ============             ===          ============
LIABILITIES:
Other Financial Instruments@
  Written Call Options -- Depreciation...         296,231                  --              --               296,231
  Open Futures Contracts -- Depreciation.         383,262                  --              --               383,262
                                              -----------        ------------             ---          ------------
TOTAL....................................     $   679,493        $         --             $--          $    679,493
                                              ===========        ============             ===          ============

--------
@ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2010

Note 1. Organization

   SunAmerica Specialty Series (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is organized as a Delaware Statutory Trust. The Trust consists of three different investment funds (each, a "Fund" and collectively, the "Funds") as of October 31, 2010. Each Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"). An investor may invest in one or more of the following Funds: 2020 High Watermark Fund and SunAmerica Alternative Strategies Fund (the "Alternative Strategies Fund"). The 2015 High Watermark Fund (together with the 2020 High Watermark Fund, the "High Watermark Funds") was voluntarily closed to new investments effective as of the close of business on February 12, 2010. The High Watermark Funds have the same investment goals and investment strategy, but have a different protected maturity date ("Protected Maturity Date"). The Protected Maturity Date for each of these Funds is: 2015 High Watermark Fund -- August 31, 2015; 2020 High Watermark Fund -- August 31, 2020.

   The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective and principal investment techniques for each Fund are as follows:

   Each High Watermark Fund seeks capital appreciation to the extent consistent with the preservation of capital investment gains in order to have a net asset value ("NAV") on its Protected Maturity Date at least equal to the protected high watermark value ("Protected High Watermark Value"). Each Fund seeks high total return as a secondary objective. The Protected High Watermark Value for a High Watermark Fund is the highest NAV per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the High Watermark Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution. Each High Watermark Fund's undertaking (the "Payment Undertaking") that shareholders in the High Watermark Fund will be entitled to redeem their shares on the Protected Maturity Date for the Protected High Watermark Value is backed by a master agreement between the Trust, on behalf of the High Watermark Funds, and Prudential Global Funding, LLC ("PGF"), under which PGF will pay to each High Watermark Fund any shortfall between its Protected High Watermark Value and the actual NAV per share on the High Watermark Fund's Protected Maturity Date, provided certain conditions are met.

   If the NAV of a High Watermark Fund at its Protected Maturity Date is insufficient to satisfy the Payment Undertaking, a shareholder's ability to receive the Protected High Watermark Value will depend on the High Watermark Fund's ability to collect the difference under the Master Agreement with PGF. A shareholder's ability to rely on the Master Agreement is subject to certain conditions and restrictions that may reduce, or eliminate, the High Watermark Funds' ability to meet the Payment Undertaking.

   The High Watermark Funds are subject to conditions of the Master Agreement that require Trajectory Asset Management LLC ("Trajectory"), the High Watermark Funds' subadviser, to provide certain information to PGF on a daily basis and to follow certain parameters and proprietary mathematical formulae in making investment allocation decisions. These limitations are designed to reduce, but do not eliminate, the risk that the High Watermark Funds' assets will be insufficient to allow a High Watermark Fund to redeem shares at not less than the Protected High Watermark Value on its Protected Maturity Date.

   While Trajectory intends to meet all obligations under the Master Agreement, a failure to meet the commercially negotiated terms could permit PGF to cancel the Master Agreement and thus terminate its obligations to make any payment to the High Watermark Fund if a shortfall exists to the Payment Undertaking on the Protected Maturity Date. In this event, shareholders will not receive the Protected High Watermark Value but instead will receive the High Watermark Fund's then-current net asset value when they redeem their shares, which may be lower than the Protected High Watermark Value and lower than the shareholder's initial investment.

   If a High Watermark Fund has irrevocably allocated its assets to the fixed income portfolio, it will close to new share issuances. As described under
   Note 4, SunAmerica has contractually agreed to reduce its fees in the event that a High Watermark Fund becomes completely invested in fixed income securities. However, if this reduction in fees is not sufficient to reduce total annual operating expenses to an extent that they are covered by the current yield on the High Watermark Fund's fixed income

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2010 -- (CONTINUED)

   securities, and the High Watermark Fund is within three years of its Protected Maturity Date, that date will be accelerated and the Trust's Board of Trustees will consider appropriate action under all of the circumstances as described below. PGF may, however, permit the High Watermark Fund to hold a higher proportion of its assets in obligations of U.S. government agencies and instrumentalities (which generally pay higher rates of interest than direct obligations of the U.S. Treasury) in order to avoid this circumstance.

   Under the Master Agreement, if certain low interest rate conditions occur and a High Watermark Fund is within three years of its initial Protected Maturity Date, the High Watermark Fund can terminate early. If a High Watermark Fund terminates early under these circumstances, the High Watermark Fund's Protected High Watermark Value will be accelerated and shareholders will receive the benefit of the Protected High Watermark Value. Thereafter, the Trust's Board of Trustees will consider appropriate action under all of the circumstances. These actions could include liquidating the High Watermark Fund or continuing to operate the High Watermark Fund and pursuing a strategy other than the High Watermark Strategy. Shareholders will receive 30 days' written notice of any shareholder distribution of liquidation proceeds or other action following a Protected Maturity Date or Early High Watermark Fund Termination.

   Please refer to the High Watermark Funds' prospectus for additional details concerning the calculation of the Protected High Watermark Value, the Payment Undertaking, Master Agreement and the early closure and termination conditions.

   The Alternative Strategies Fund seeks to provide long-term total return by utilizing an actively managed quantitative investment process to provide exposure to a diversified portfolio of alternative, or non-traditional, investment strategies and asset classes, and by investing in U.S. Government Securities and other fixed income securities.

   Each Fund is a "diversified" Fund within the meaning of the 1940 Act.

   Each Fund offers multiple classes of shares of beneficial interest. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class C shares are offered at net asset value and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Class C shares of the High Watermark Funds will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class I shares are offered at net asset value per share. The class is offered exclusively to participants in certain employee retirement plans and other programs.

   Class W shares are offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Funds' registration statement. Class A and Class C shares make distribution and account maintenance fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act except that Class C shares are subject to higher distribution fee rates. Class I shares and Class W shares have not adopted 12b-1 Plans and make no payments there under, however, Class I shares and Class W shares pay a service fee to the Funds' distributor for administrative and shareholder services (see Note 4).

   INDEMNIFICATIONS: The Trust's organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2010 -- (CONTINUED)

   Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Basis for consolidation for the SunAmerica Alternative Strategies Cayman Fund, Ltd.

   The SunAmerica Alternative Strategies Cayman Fund, Ltd. (the "Subsidiary"), a Cayman Islands exempted company, was incorporated on October 20, 2008, and is a wholly-owned subsidiary of the Alternative Strategies Fund. The Subsidiary was organized as a wholly-owned subsidiary of the Alternative Strategies Fund in order to effect certain investments on behalf of the Alternative Strategies Fund consistent with the investment objectives and policies in the Alternative Strategies Fund's prospectus and statement of additional information. With respect to its investments, the Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Alternative Strategies Fund; however, the Subsidiary (unlike the Alternative Strategies Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked and hedge fund-linked derivative instruments that may otherwise be limited if purchased by the Alternative Strategies Fund due to federal tax requirements relating to qualifying income. The Alternative Strategies Fund and Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Alternative Strategies Fund. The Alternative Strategies Fund may invest up to 25% of its assets in the Subsidiary. As of October 31, 2010, net assets of the Alternative Strategies Fund were $376,909,190 of which approximately $90,778,713, or approximately 24.1%, represented the Alternative Strategies Fund's ownership of all issued shares and voting rights of the Subsidiary.

Note 3. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements:

   SECURITY VALUATIONS: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

   Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

   Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or subadviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2010 -- (CONTINUED)


   Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

   Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Trustees. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indicies, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)
   Level 3 -- Significant unobservable inputs (including inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The summary of the inputs used to value the Funds' net assets as of October 31, 2010 are reported on a schedule following the Portfolio of Investments.

   DERIVATIVE INSTRUMENTS:

   The following tables represent the value of derivatives held as of October 31, 2010, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities and the effect of derivatives on the Statement of Operations for the period ended October 31, 2010:

                                                         2015 HIGH WATERMARK FUND
                         -----------------------------------------------------------------------------------------
                                      ASSET DERIVATIVES                          LIABILITY DERIVATIVES
                         -------------------------------------------- --------------------------------------------
                         STATEMENTS OF ASSETS AND LIABILITIES         STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE CONTRACTS(1)                LOCATION                 VALUE               LOCATION                 VALUE
-----------------------  -------------------------------------- ----- -------------------------------------- -----
Equity Contracts(2)(3).. Variation margin on futures contracts   $20  Variation margin on futures contracts   $--
                                                                 ===                                          ===

                                                                                                       CHANGE IN UNREALIZED
                                                                                                           APPRECIATION
                                                                                                        (DEPRECIATION) ON
                                    LOCATION OF GAIN (LOSS) ON               REALIZED GAIN (LOSS) ON  DERIVATIVES RECOGNIZED
                                     DERIVATIVES RECOGNIZED IN              DERIVATIVES RECOGNIZED IN    IN STATEMENT OF
DERIVATIVE CONTRACTS(1)               STATEMENT OF OPERATIONS                STATEMENT OF OPERATIONS        OPERATIONS
-----------------------  -------------------------------------------------- ------------------------- ----------------------
 Equity contracts(2).... Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                               $5,073                   $3,170
                                                                                     ======                   ======

--------
(1)The Fund's derivative contracts held during the period ended October 31, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average notional amount outstanding for equity futures contracts was $50.
(3)The variation margin on futures contracts is included in the cumulative unrealized appreciation of $3,738 as reported in the Portfolio of Investments.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2010 -- (CONTINUED)


                                                         2020 HIGH WATERMARK FUND
                         -----------------------------------------------------------------------------------------
                                      ASSET DERIVATIVES                          LIABILITY DERIVATIVES
                         -------------------------------------------- --------------------------------------------
                         STATEMENTS OF ASSETS AND LIABILITIES         STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE CONTRACTS(1)                LOCATION                 VALUE               LOCATION                 VALUE
-----------------------  -------------------------------------- ----- -------------------------------------- -----
Equity Contracts(2)(3).. Variation margin on futures contracts   $20  Variation margin on futures contracts   $--
                                                                 ===                                          ===

                                                                                                       CHANGE IN UNREALIZED
                                                                                                           APPRECIATION
                                                                                                        (DEPRECIATION) ON
                                    LOCATION OF GAIN (LOSS) ON               REALIZED GAIN (LOSS) ON  DERIVATIVES RECOGNIZED
                                     DERIVATIVES RECOGNIZED IN              DERIVATIVES RECOGNIZED IN    IN STATEMENT OF
DERIVATIVE CONTRACTS(1)               STATEMENT OF OPERATIONS                STATEMENT OF OPERATIONS        OPERATIONS
-----------------------  -------------------------------------------------- ------------------------- ----------------------
 Equity contracts(2).... Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                               $5,073                   $3,170
                                                                                     ======                   ======

--------
(1)The Fund's derivative contracts held during the period ended October 31, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average notional amount outstanding for equity futures contracts was $50.
(3)The variation margin on futures contracts is included in the cumulative unrealized appreciation of $3,738 as reported in the Portfolio of Investments.

                                                      SUNAMERICA ALTERNATIVE STRATEGIES FUND
                         ------------------------------------------------------------------------------------------------
                                      ASSET DERIVATIVES                              LIABILITY DERIVATIVES
                         --------------------------------------------- --------------------------------------------------
                          STATEMENTS OF ASSETS AND LIABILITIES          STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE CONTRACTS(1)                LOCATION                  VALUE               LOCATION                     VALUE
-----------------------  --------------------------------------- ----- --------------------------------------- ----------
Equity Contracts(2)(3).. Variation margin on futures contracts    $--  Variation margin on futures contracts   $ (204,433)
Interest Rate
 Contracts(2)(3)........ Variation margin on futures contracts     --  Variation margin on futures contracts     (137,380)
Commodity
 Contracts(2)(3)........ Variation margin on futures contracts     --  Variation margin on futures contracts      409,756
                         Call and put options written, at value    --  Call and put options written, at value   1,773,257
                                                                  ---                                          ----------
                                                                  $--                                          $1,841,200
                                                                  ===                                          ==========

                                                                                                       CHANGE IN UNREALIZED
                                                                                                           APPRECIATION
                                                                                                        (DEPRECIATION) ON
                                    LOCATION OF GAIN (LOSS) ON               REALIZED GAIN (LOSS) ON  DERIVATIVES RECOGNIZED
                                     DERIVATIVES RECOGNIZED IN              DERIVATIVES RECOGNIZED IN    IN STATEMENT OF
DERIVATIVE CONTRACTS(1)               STATEMENT OF OPERATIONS                STATEMENT OF OPERATIONS        OPERATIONS
-----------------------  -------------------------------------------------- ------------------------- ----------------------
 Equity contracts(2).... Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                             $  (223,963)             $2,923,425
 Interest Rate
  Contracts(2).......... Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                              (1,801,180)                376,793
 Commodity
  Contracts(2).......... Net realized gain (loss) on futures contracts and written options contracts/Change in unrealized
                         appreciation (depreciation) on futures contracts
                         and written options contracts                              (1,585,106)              3,859,678
                                                                                   -----------              ----------
                                                                                   $(3,610,249)             $7,159,896
                                                                                   ===========              ==========

--------
(1)The Fund's derivative contracts held during the period ended October 31, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average notional amount outstanding for equity futures, interest rate futures, commodity futures and written options contracts were $327,905, $11,179,271, $6,403,131 and $2,804,083, respectively.
(3)The variation margin on futures contracts is included in the cumulative unrealized appreciation of $6,730,596 as reported in the Portfolio of Investments.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2010 -- (CONTINUED)


      FUTURES CONTRACTS. The 2015 High Watermark Fund and the 2020 High Watermark Fund (each, a "High Watermark Fund" and collectively, the "High Watermark Funds") may invest in exchange traded S&P 500 Index futures to generate equity market exposures. During the period ended October 31, 2010, the High Watermark Funds invested in exchange traded S&P 500 Index futures to generate equity market exposures. The Alternative Strategies Fund expects to enter into futures transactions for investment purposes in commodities futures, currency/interest rate futures and equity index futures, and may take either a long or short position in a futures transaction. The Alternative Strategies Fund may also enter into futures transactions for hedging purposes. During the year ended October 31, 2010, the Alternative Strategies Fund entered into futures transactions for investment purposes in commodities futures, currency and interest rate futures and equity index futures, and took long and short positions in futures transactions. During this same period, the Alternative Strategies Fund also entered into futures transactions for hedging purposes.

   Futures contracts are reported on a schedule following the Portfolio of Investments. As of October 31, 2010, the following Funds had open futures contracts: 2015 High Watermark Fund, 2020 High Watermark Fund and Alternative Strategies Fund.

   A futures contract is generally a standardized, transferable, exchange-traded contract that requires delivery of a commodity, bond, currency, stock index, or other underlying reference asset at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the "broker"). Pursuant to a Futures contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The primary risk to the High Watermark Funds of entering into futures contracts is market risk. The risks associated with the Alternative Strategies Fund's use of futures include the risk that the changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset and that losses caused by sudden, unanticipated market movements may be potentially unlimited. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While the Funds will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, a Fund may be unable to close out its futures contracts at a time which is advantageous. There is generally minimal counterparty credit risk to the Funds since the futures are exchange traded.

      OPTIONS. Certain Funds may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Fund's market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Fund's securities or an increase in prices of securities that may be purchased, or to generate income. During the year ended October 31, 2010, the SunAmerica Alternative Strategies Fund used option contracts to decrease the Fund's market exposure, to seek higher investment returns, and to seek protection against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased. As of October 31, 2010, the SunAmerica Alternative Strategies Fund had open options contracts.

   An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. The premiums on written options are recorded as a liability on the Statement of Assets and Liabilities. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option and which is included on the Fund's Statement of Assets and Liabilities as an investment. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter (OTC) market.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2010 -- (CONTINUED)


   Risks to the Funds of entering into option contracts include credit risk, market risk and, with respect to OTC options, illiquidity risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

   Transactions in options written during the year ended October 31, 2010 are summarized as follows:

                                                     ALTERNATIVE STRATEGIES FUND
                                                     ---------------------------
                                                     NUMBER OF      PREMIUMS
                                                     CONTRACTS      RECEIVED
                                                     ---------      ----------
Options outstanding at October 31, 2009.............      --       $       --
Options written.....................................   1,895        4,362,055
Options terminated in closing purchase transactions.     988        2,452,981
Options expired.....................................      69           90,984
Options exercised...................................     131           97,250
                                                       -----        ----------
Options outstanding at October 31, 2010.............     707       $1,720,840
                                                       =====        ==========

      COMMODITY-LINKED AND HEDGE FUND-LINKED NOTES. The Alternative Strategies Fund may invest in commodity-linked derivative instruments, including commodity-linked notes linked to broad-based commodity indexes, in order to gain exposure to the commodities markets. By investing in these derivative instruments, the Alternative Strategies Fund seeks to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. The Alternative Strategies Fund will not invest directly in commodities. During the period ended October 31, 2010, the Alternative Strategies Fund invested in commodity-linked notes in order to gain exposure to the commodities markets.

   Commodity-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a commodity, commodity index or commodity futures or option contract. A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative. It typically provides for interest payments and a principal payment at maturity linked to the price movement of a commodity, commodity index or commodity futures or option contract.

   The Alternative Strategies Fund may also invest in hedge fund-linked derivative instruments, including hedge fund-linked notes linked to a hedge fund index, in order to gain a broad-based exposure to hedge funds. The Alternative Strategies Fund will not invest directly in hedge funds. During the period ended October 31, 2010, the Alternative Strategies Fund invested in hedge fund-linked notes in order to gain exposure to hedge funds.

   Hedge fund linked derivatives are derivative instruments, of which, the value, principal payment and interest payments are primarily linked to the price movement of a hedge fund, hedge fund index or hedge fund futures or option contract.

   The commodity and hedge fund-linked derivative instruments in which the Alternative Strategies Fund may invest have substantial risks, including risk of loss of a significant portion of their principal value. Commodity and hedge fund-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets or underlying hedge funds, as the case may be, as well as economic and other regulatory or political developments, overall market movements and other factors, including potential defaults by counterparties on their obligations to perform under these instruments. Typically, the return of the commodity-linked and hedge fund-linked notes will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Alternative Strategies Fund earns from these notes as compared to the index. Commodity and hedge fund-linked derivative instruments are also subject to credit risk and counterparty risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. Counterparty risk is the risk that the Fund will be exposed to the credit of the counterparties to derivative contracts and its ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the terms of the agreements.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2010 -- (CONTINUED)


   REPURCHASE AGREEMENTS: For repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis, plus accrued interest, to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income, is accrued daily except when collection is not expected. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

   Expenses common to all Funds, not directly related to individual Funds are allocated among the Funds based on relative net assets or other appropriate methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

   Dividends from net investment income and capital gain distributions, if any, are paid annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss and net assets are not affected by these reclassifications.

   Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of their net income (taxable) and capital gains to their shareholders. Therefore, no federal tax provision is required. Each Fund is considered a separate entity for tax purposes.

   The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2006.

Note 4. Investment Advisory and Management Agreements, Distribution and Service Agreements

   The Trust, on behalf of the High Watermark Funds and Alternative Strategies Fund, has entered into Investment Advisory and Management Agreements (the "Agreements") with SunAmerica. Under the Agreements, SunAmerica provides continuous supervision of each Fund's portfolio and administrative affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates and oversees the performance of services provided to the Funds by third parties. The investment advisory and management fee paid to SunAmerica with respect to High Watermark Funds and Alternative Strategies Fund are computed daily and payable monthly and are as follows: 0.65% of the average daily net assets of the High Watermark Funds and 1.00% of the average daily net assets of the Alternative Strategies Fund. If a High Watermark Fund's portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to 0.40% for the remainder of the investment period.

   The Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays SunAmerica a management fee at the annual rate of 1.00% of average daily net assets of the Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Alternative Strategies Fund in an amount equal to the management fee paid by the

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2010 -- (CONTINUED)

   Subsidiary to SunAmerica (the "Subsidiary management fee waiver"). This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica's contract with the Subsidiary is in place. For the period ended October 31, 2010, the amount of advisory fees waived was $582,697.

   Pursuant to the Subadvisory Agreement between SunAmerica, Trajectory and the Trust (the "High Watermark Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities to Trajectory. Trajectory's fee will be 43% of the net management fee. The term "net management fee" means the gross management fee less any fund waivers and/or reimbursement made by SunAmerica. SunAmerica has agreed to pay Trajectory a minimum annual fee equal to 0.25% and 0.20%, respectively, of the 2015 and 2020 High Watermark Fund's average daily net assets, accrued daily and payable monthly (the "Minimum Fee"). The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and Trajectory, and subject to approval by the Board, including a majority of Trustees who are not parties to the High Watermark Subadvisory Agreement or interested persons of any such party. Payments to Trajectory for its services are made by SunAmerica, not by the Funds. The continuation of the Minimum Fee was most recently approved at the August 24, 2010 board meeting to continue in effect until October 31, 2011.

   Pursuant to the Subadvisory Agreement between SunAmerica and Pelagos Capital Management, LLC ("Pelagos") (the "Alternative Strategies Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities of Alternative Strategies Fund to Pelagos. Pelagos' fee will be 0.40% of the average daily net assets of the Fund. Payments to Pelagos for its services are made by SunAmerica, not by the Fund. Pelagos has contractually agreed to waive the subadvisory fee it receives with respect to the Alternative Strategies Fund in an amount equal to the subadvisory fee paid by SunAmerica to Pelagos with respect to the Subsidiary. This waiver may not be terminated by Pelagos and will remain in effect for as long as Pelagos' contract with the Subsidiary is in place.

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Funds' annual Fund operating expense at the following percentages of each Fund's average daily net assets. Annual Fund operating expenses do not include extraordinary expenses as determined under generally accepted accounting principals, or acquired fund fees and expenses. The contractual expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Disinterested Trustees.

FUND                                     PERCENTAGE
----                                     ----------
2015 High Watermark Class A.............    1.65%
2015 High Watermark Class C.............    2.30
2015 High Watermark Class I.............    1.18
2020 High Watermark Class A.............    1.65
2020 High Watermark Class C.............    2.30
2020 High Watermark Class I.............    1.18
SunAmerica Alternative Strategies Class
 A......................................    1.72
SunAmerica Alternative Strategies Class
 C......................................    2.37
SunAmerica Alternative Strategies Class
 W......................................    1.52

   SunAmerica may also voluntarily waive fees and/or reimburse expenses, including to increase the investment return to the Fund's investors or, with respect to the High Watermark Funds, to prevent an early closure condition from occurring, however, it is under no obligation to do so and may discontinue such voluntary waivers at any time. The exact amount of such waivers and/or reimbursements may change on a day-to-day basis. For the period ended October 31, 2010, SunAmerica voluntarily waived and/or reimbursed expenses in the amount of $750,861, and $81,558 for 2015 High Watermark Fund and 2020 High Watermark Fund, respectively.

   Further, any voluntary or contractual waivers and/or reimbursements made by SunAmerica with respect to a Fund, with the exception of the Subsidiary management fee waiver, are subject to recoupment from that Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2010 -- (CONTINUED)


   For the period ended October 31, 2010, SunAmerica has contractually and voluntarily waived and/or reimbursed expenses as follows:

                                           OTHER
                                          EXPENSES
FUND                                     REIMBURSED
----                                     ----------
2015 High Watermark.....................  $599,343
2020 High Watermark.....................    88,191
SunAmerica Alternative Strategies.......        --

                                         CLASS SPECIFIC
                                            EXPENSES
FUND                                       REIMBURSED
----                                     --------------
2015 High Watermark Class A.............    $127,283
2015 High Watermark Class C.............     104,334
2015 High Watermark Class I.............     134,956
2020 High Watermark Class A.............      62,040
2020 High Watermark Class C.............      32,339
2020 High Watermark Class I.............      76,354
SunAmerica Alternative Strategies Class
 A......................................      46,704
SunAmerica Alternative Strategies Class
 C......................................      10,961
SunAmerica Alternative Strategies Class
 W......................................       9,303

   For the period ended October 31, 2010, the amounts recouped by the Adviser are as follows:

FUND
----
SunAmerica Alternative Strategies Class
 A...................................... $55,612
SunAmerica Alternative Strategies Class
 C......................................     366
SunAmerica Alternative Strategies Class
 W......................................      --

   As of October 31, 2010, the amount of expenses previously waived and/or reimbursed by SunAmerica during the prior two years that remain subject to recoupment are as follows:

                                             OTHER
                                            EXPENSES
FUND                                       REIMBURSED
----                                     --------------
2015 High Watermark.....................    $891,079
2020 High Watermark.....................     130,171
SunAmerica Alternative Strategies.......     266,606

                                         CLASS SPECIFIC
                                            EXPENSES
FUND                                       REIMBURSED
----                                     --------------
2015 High Watermark Class A.............    $278,535
2015 High Watermark Class C.............     230,200
2015 High Watermark Class I.............     294,587
2020 High Watermark Class A.............     128,342
2020 High Watermark Class C.............      64,727
2020 High Watermark Class I.............     147,047
SunAmerica Alternative Strategies Class
 A......................................      85,833
SunAmerica Alternative Strategies Class
 C......................................      29,426
SunAmerica Alternative Strategies Class
 W......................................      26,695

   The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of its Class A shares and Class C shares (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan" and the "Class C Plan." In adopting the Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2010 -- (CONTINUED)


   Under the Class A Plan and Class C Plan, the Distributor receives payments from a Fund at an annual rate of 0.10% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Plan may exceed the Distributor's distribution costs as described above. The Plans further provide that the Class A and Class C shares of each Fund shall pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the average daily net assets of such class of shares for payments to broker-dealers for providing account maintenance activities. Accordingly, for the period ended October 31, 2010, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

   The Trust, on behalf of each High Watermark Fund, has entered into an Administrative and Shareholder Services Agreement with SACS, pursuant to which SACS is paid an annual fee of 0.25% of average daily net assets of Class I shares as compensation for providing administrative and shareholder services to Class I shareholders. For the period ended October 31, 2010, SACS earned fees (see Statement of Operations) based upon the aforementioned rates.

   The Trust, on behalf of the Alternative Strategies Fund, has entered into an Administrative and Shareholder Services Agreement with SACS, pursuant to which SACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing administrative and shareholder services to Class W shareholders. For the period ended October 31, 2010, SACS earned fees (see Statement of Operations) based upon the aforementioned rates.

   SACS receives sales charges on each Fund's Class A shares, portions of which are reallocated to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A and Class C shares. SACS has advised the Funds that for the period ended October 31, 2010, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                         CLASS A                    CLASS A       CLASS C
                          -------------------------------------- ------------- -------------
                                                                  CONTINGENT    CONTINGENT
                           SALES     AFFILIATED   NON-AFFILIATED   DEFERRED      DEFERRED
FUND                      CHARGES  BROKER-DEALERS BROKER-DEALERS SALES CHARGES SALES CHARGES
----                      -------- -------------- -------------- ------------- -------------
2015 High Watermark...... $ 57,745    $20,244        $ 29,124       $4,268        $ 3,454
2020 High Watermark......  110,006     35,251          57,662          215            622
SunAmerica Alternative
 Strategies..............  576,652     42,524         449,770           --         16,543

   The Trust has entered into a Service Agreement with SunAmerica Fund
   Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Trustees. For the period ended October 31, 2010, the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                     PAYABLE AT
FUND                                     EXPENSES OCTOBER 31, 2010
----                                     -------- ----------------
2015 High Watermark Class A............. $220,844     $17,745
2015 High Watermark Class C.............  179,851      14,468
2015 High Watermark Class I.............   58,920       4,834
2020 High Watermark Class A.............   82,506       7,222
2020 High Watermark Class C.............   34,778       3,046
2020 High Watermark Class I.............   29,642       3,003
SunAmerica Alternative Strategies Class
 A......................................  602,075      57,797
SunAmerica Alternative Strategies Class
 C......................................   61,074       5,790
SunAmerica Alternative Strategies Class
 W......................................   36,597       4,414

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2010 -- (CONTINUED)


   At October 31, 2010, The Variable Annuity Life Insurance Company, an affiliate of SunAmerica, owned 99.9% and 98.7% of the outstanding shares of the 2015 High Watermark Fund Class I and the 2020 High Watermark Fund
   Class I, respectively.

   At October 31, 2010, the following affiliates owned a percentage of the outstanding shares of the Alternative Strategies Fund: Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio, each a series of SunAmerica Focused Series, Inc., owned 12.5% and 37.9% of the Class A shares, respectively.

   On March 4, 2009, American International Group, Inc. ("AIG"), the ultimate parent of SunAmerica, SACS, and SAFS, issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG's common stock on all matters submitted to AIG's shareholders.
   As of September 30, 2010, the Trust has approximately 79.8% of the aggregate voting power of AIG's common stock and is entitled to approximately 79.8% of all dividends paid on AIG's common stock, in each case treating the Stock as if converted.

Note 5. Purchases and Sales of Investment Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the period ended October 31, 2010 were as follows:

                                      PURCHASES         SALES
                                    OF PORTFOLIO    OF PORTFOLIO
                                     SECURITIES      SECURITIES    PURCHASES OF    SALES
                                   (EXCLUDING U.S. (EXCLUDING U.S.     U.S.       OF U.S.
                                     GOVERNMENT      GOVERNMENT     GOVERNMENT   GOVERNMENT
FUND                                 SECURITIES)     SECURITIES)    SECURITIES   SECURITIES
----                               --------------- --------------- ------------ ------------
2015 High Watermark...............   $        --     $        --   $         -- $ 25,182,440
2020 High Watermark...............            --              --             --           --
SunAmerica Alternative Strategies.    34,036,842      47,374,902    462,930,570  349,702,969

Note 6. Federal Income Taxes

   At October 31, 2010, the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                                    2015           2020            SUNAMERICA
                                               HIGH WATERMARK HIGH WATERMARK ALTERNATIVE STRATEGIES
                                                    FUND           FUND               FUND
                                               -------------- -------------- ----------------------
Cost..........................................  $179,861,468   $59,706,245        $368,196,838
                                                ============   ===========        ============
Appreciation..................................    17,401,819     8,593,493           7,643,063
Depreciation..................................            --      (146,186)           (101,030)
                                                ------------   -----------        ------------
Unrealized appreciation (depreciation) -- net.  $ 17,401,819   $ 8,447,307        $  7,542,033
                                                ============   ===========        ============

   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily due to taxable income from wholly owned foreign subsidiary, wash sales and derivative transactions.

                                        DISTRIBUTABLE EARNINGS             TAX DISTRIBUTIONS
                               ---------------------------------------- ------------------------
                                              FOR THE YEAR ENDED OCTOBER 31, 2010
                               -----------------------------------------------------------------
                                            LONG-TERM      UNREALIZED
                                ORDINARY  GAINS/CAPITAL   APPRECIATION   ORDINARY    LONG-TERM
FUND                             INCOME   LOSS CARRYOVER (DEPRECIATION)   INCOME   CAPITAL GAINS
----                           ---------- -------------- -------------- ---------- -------------
2015 High Watermark........... $2,321,618  $(25,062,415)  $17,401,819   $2,948,846      $--
2020 High Watermark...........  1,037,080   (23,291,430)    8,447,307    1,086,823       --
SunAmerica Alternative
 Strategies...................  6,510,343     4,458,931     5,605,608      961,722       --

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2010 -- (CONTINUED)


                                      TAX DISTRIBUTIONS
                                      FOR THE YEAR ENDED
                                       OCTOBER 31, 2009
                                   ------------------------
                                    ORDINARY    LONG-TERM
FUND                                 INCOME   CAPITAL GAINS
----                               ---------- -------------
2015 High Watermark............... $3,208,131      $--
2020 High Watermark...............  1,310,623       --
SunAmerica Alternative Strategies.         --       --

   For the period ended October 31, 2010, the reclassifications arising from book/tax differences resulted in increases (decreases) that were due to realized book income from wholly owned foreign subsidiary to the components of net assets as follows:

                                    ACCUMULATED      ACCUMULATED
                                   UNDISTRIBUTED  UNDISTRIBUTED NET
                                   NET INVESTMENT   REALIZED GAIN
FUND                               INCOME (LOSS)       (LOSS)       CAPITAL PAID-IN
----                               -------------- ----------------- ---------------
2015 High Watermark...............    $     --       $        --      $       --
2020 High Watermark...............          --                --              --
SunAmerica Alternative Strategies.     121,810        (2,421,863)      2,300,053

   For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of October 31, 2010, which are available to offset future capital gains, if any:

                                                CAPITAL LOSS CARRYFORWARD
                                   ----------------------------------------------------
FUND                               2011 2012 2013 2014 2015    2016        2017    2018
----                               ---- ---- ---- ---- ---- ----------- ---------- ----
2015 High Watermark............... $--  $--  $--  $--  $--  $25,062,415 $       -- $--
2020 High Watermark...............  --   --   --   --   --   21,977,005  1,314,425  --
SunAmerica Alternative Strategies.  --   --   --   --   --           --         --  --

   The Funds indicated below utilized capital loss carryforwards, which offset net taxable gains realized in the current period ended October 31, 2010.

                                       CAPITAL LOSS          CAPITAL LOSS
FUND                               CARRYFORWARD UTILIZED CARRYFORWARD EXPIRED
----                               --------------------- --------------------
2015 High Watermark...............      $1,976,022               $--
2020 High Watermark...............           9,506                --
SunAmerica Alternative Strategies.       6,807,691                --

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2010 -- (CONTINUED)


Note 7. Capital Share Transactions

   Transactions in capital shares of each class of each fund were as follows:

                                                               2015 HIGH WATERMARK FUND
                        ------------------------------------------------------------------------------------------------------
                                 CLASS A                   CLASS A                   CLASS C                   CLASS C
                        ------------------------  ------------------------  ------------------------  ------------------------
                                 FOR THE                   FOR THE                   FOR THE                   FOR THE
                               YEAR ENDED                YEAR ENDED                YEAR ENDED                YEAR ENDED
                            OCTOBER 31, 2010          OCTOBER 31, 2009          OCTOBER 31, 2010          OCTOBER 31, 2009
                        ------------------------  ------------------------  ------------------------  ------------------------
                          SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                        ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Shares
 sold..................    144,177  $  1,401,154   1,519,555  $ 14,689,711     104,319  $  1,022,702   1,132,251  $ 10,906,292

 Reinvested
 shares................    160,460     1,545,231     165,085     1,594,721      69,775       670,534      83,420       803,337
Shares
 redeemed.............. (2,388,437)  (23,634,612) (2,592,629)  (25,048,998) (1,908,489)  (18,723,005) (1,443,921)  (13,866,534)
                        ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease) (2,083,800) $(20,688,227)   (907,989) $ (8,764,566) (1,734,395) $(17,029,769)   (228,250) $ (2,156,905)
                        ==========  ============  ==========  ============  ==========  ============  ==========  ============

                                     2015 HIGH WATERMARK FUND
                        --------------------------------------------------
                                 CLASS I                   CLASS I
                        ------------------------  ------------------------
                                 FOR THE                   FOR THE
                               YEAR ENDED                YEAR ENDED
                            OCTOBER 31, 2010          OCTOBER 31, 2009
                        ------------------------  ------------------------
                          SHARES       AMOUNT       SHARES       AMOUNT
                        ----------  ------------  ----------  ------------
Shares
 sold..................     66,758  $    651,635     264,637  $  2,567,970

 Reinvested
 shares................     54,767       529,049      57,495       556,548
Shares
 redeemed..............   (557,128)   (5,489,843)   (368,916)   (3,585,851)
                        ----------  ------------  ----------  ------------
Net increase (decrease)   (435,603) $ (4,309,159)    (46,784) $   (461,333)
                        ==========  ============  ==========  ============

                                                            2020 HIGH WATERMARK FUND
                        -----------------------------------------------------------------------------------------------
                                 CLASS A                  CLASS A                 CLASS C                CLASS C
                        ------------------------  -----------------------  ---------------------  ---------------------
                                 FOR THE                  FOR THE                 FOR THE                FOR THE
                               YEAR ENDED                YEAR ENDED              YEAR ENDED             YEAR ENDED
                            OCTOBER 31, 2010          OCTOBER 31, 2009        OCTOBER 31, 2010       OCTOBER 31, 2009
                        ------------------------  -----------------------  ---------------------  ---------------------
                          SHARES       AMOUNT       SHARES       AMOUNT     SHARES      AMOUNT     SHARES      AMOUNT
                        ----------  ------------  ----------  -----------  --------  -----------  --------  -----------
Shares
 sold..................    821,041  $  7,014,490     807,925  $ 6,561,314   132,063  $ 1,127,390   431,592  $ 3,470,522

 Reinvested
 shares................     72,147  $    576,451      83,067      685,308    19,856      158,449    24,228      199,402
Shares
 redeemed.............. (1,571,647)  (13,378,165) (1,087,930)  (8,822,235) (389,489)  (3,204,181) (255,208)  (2,060,931)
                        ----------  ------------  ----------  -----------  --------  -----------  --------  -----------
Net increase (decrease)   (678,460) $ (5,787,224)   (196,938) $(1,575,613) (237,570) $(1,918,342)  200,612  $ 1,608,993
                        ==========  ============  ==========  ===========  ========  ===========  ========  ===========

                                     2020 HIGH WATERMARK FUND
                        -------------------------------------------------
                                 CLASS I                  CLASS I
                        ------------------------  -----------------------
                                 FOR THE                  FOR THE
                               YEAR ENDED                YEAR ENDED
                            OCTOBER 31, 2010          OCTOBER 31, 2009
                        ------------------------  -----------------------
                          SHARES       AMOUNT       SHARES       AMOUNT
                        ----------  ------------  ----------  -----------
Shares
 sold..................    421,805  $  3,574,335     321,379  $ 2,612,988

 Reinvested
 shares................     32,975  $    263,803      33,640      277,527
Shares
 redeemed..............   (187,618) $ (1,540,248)   (185,902)  (1,510,183)
                        ----------  ------------  ----------  -----------
Net increase (decrease)    267,162  $  2,297,890     169,117  $ 1,380,332
                        ==========  ============  ==========  ===========

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2010 -- (CONTINUED)


                                                      SUNAMERICA ALTERNATIVE STRATEGIES FUND
                        --------------------------------------------------------------------------------------------------
                                 CLASS A                   CLASS A                  CLASS C                 CLASS C
                        ------------------------  ------------------------  ----------------------  ----------------------
                                                       FOR THE PERIOD                                   FOR THE PERIOD
                                 FOR THE              NOVEMBER 4, 2008@             FOR THE            NOVEMBER 4, 2008@
                               YEAR ENDED                  THROUGH                YEAR ENDED                THROUGH
                            OCTOBER 31, 2010          OCTOBER 31, 2009         OCTOBER 31, 2010        OCTOBER 31, 2009
                        ------------------------  ------------------------  ----------------------  ----------------------
                          SHARES       AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
                        ----------  ------------  ----------  ------------  ---------  -----------  ---------  -----------
Shares
 sold.................. 13,342,647  $137,281,065  26,389,221  $259,068,225  1,765,497  $18,046,657  2,223,416  $21,614,198

 Reinvested
 shares................     82,505       842,380          --            --         --           --         --           --
Shares
 redeemed.............. (6,028,408)  (62,054,690) (3,316,910)  (31,269,588)  (722,341)  (7,331,667)  (282,122)  (2,767,462)
                        ----------  ------------  ----------  ------------  ---------  -----------  ---------  -----------
Net increase (decrease)  7,396,744  $ 76,068,755  23,072,311  $227,798,637  1,043,156  $10,714,990  1,941,294  $18,846,736
                        ==========  ============  ==========  ============  =========  ===========  =========  ===========

                              SUNAMERICA ALTERNATIVE STRATEGIES FUND
                        --------------------------------------------------
                                 CLASS W                   CLASS W
                        ------------------------  ------------------------
                                                       FOR THE PERIOD
                                 FOR THE              NOVEMBER 4, 2008@
                               YEAR ENDED                  THROUGH
                            OCTOBER 31, 2010          OCTOBER 31, 2009
                        ------------------------  ------------------------
                          SHARES       AMOUNT       SHARES       AMOUNT
                        ----------  ------------  ----------  ------------
Shares
 sold..................  1,986,657  $ 20,424,006   1,231,692  $ 12,206,154

 Reinvested
 shares................      3,018        30,842          --            --
Shares
 redeemed..............   (708,319)   (7,248,848)    (72,614)     (722,805)
                        ----------  ------------  ----------  ------------
Net increase (decrease)  1,281,356  $ 13,206,000   1,159,078  $ 11,483,349
                        ==========  ============  ==========  ============

--------
@  Commencement of operations.

Note 8. Line of Credit

   The Trust has established a $10 million committed secured line of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the higher of the Federal funds Rate or London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 12.5 basis points per annum on the daily unused portion of the committed line of credit which is included in other expenses on the Statement of Operations. Prior to October 15, 2010 the commitment fee was 10 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. This committed secured line of credit was not used during the period ended October 31, 2010.

Note 9. Interfund Lending Agreement

   Pursuant to exemptive relief granted by the Securities and Exchange Commission ("SEC"), the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the period ended October 31, 2010, none of the Funds participated in this program.

Note 10. Trustees Retirement Plan

   The Trustees have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Trustee may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the "Adopting Funds"), or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an "Eligible Trustee"). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2010 -- (CONTINUED)


   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and a Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee's account. The rights of any Participant to benefits under the Retirement Plan shall not be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

Note 11. Transactions with Affiliates

   As discussed in Note 2, the Alternative Strategies Fund owned 100% of the Subsidiary. During the period ended October 31, 2010, the Alternative Strategies Fund recorded unrealized gain/(loss) on the investment in the Subsidiary as follows:

                                                                                                             NET ASSETS
                                    NET ASSETS AT                REALIZED    SALES   DIVIDEND UNREALIZED       AS OF
CONSOLIDATED SUBSIDIARY            OCTOBER 31, 2009  PURCHASES  GAIN/(LOSS) PROCEEDS  INCOME  GAIN/(LOSS) OCTOBER 31, 2010
-----------------------            ---------------- ----------- ----------- -------- -------- ----------- ----------------
SunAmerica Alternative Strategies
 Cayman Fund, Ltd.................   $38,908,320    $48,000,000     $--       $--      $--    $3,870,393    $90,778,713
                                     ===========    ===========     ===       ===      ===    ==========    ===========

Note 12. Investment Concentration

   The Funds may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. government. The Funds may also invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the government. These obligations may not be backed by the full faith and credit of the U.S. government. With respect to those instruments that are not backed by the full faith and credit of the U.S. government, the U.S. government may choose not to provide financial support to such government sponsored agencies or instrumentalities since it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. government. As a result of the SunAmerica Alternative Strategies Funds' concentration in U.S. government agencies or instrumentalities, it may be subject to risks associated with the U.S. government. At the end of the period, the Alternative Strategies Fund had 63.9% of its total net assets invested in such securities.

        SUNAMERICA SPECIALTY SERIES
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SunAmerica Specialty Series:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for SunAmerica Alternative Strategies Fund), including the portfolios of investments (consolidated portfolio of investments for SunAmerica Alternative Strategies Fund), and the related statements of operations (consolidated statement of operations for SunAmerica Alternative Strategies Fund) and of changes in net assets (consolidated statements of changes in net assets for SunAmerica Alternative Strategies Fund) and the financial highlights (consolidated financial highlights for SunAmerica Alternative Strategies Fund) present fairly, in all material respects, the financial position of each of the three funds constituting SunAmerica Specialty Series (formerly, AIG Series Trust) (hereafter referred to as the "Funds") at October 31, 2010, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the periods indicated in the two years then ended and the financial highlights for each of the periods indicated in the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2007 were audited by another independent registered public accounting firm whose report, dated December 19, 2007, expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Houston, Texas
December 23, 2010

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2010 -- (UNAUDITED)

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS

The Board of the Trust, including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act, of the Trust or its separate series (each a "Fund" and collectively, the "Funds"), SunAmerica, Pelagos or Trajectory (together with Pelagos, the "Subadvisers") (the "Disinterested Trustees"), approved the continuation of the Investment Advisory and Management Agreement between the Trust, on behalf of the 2015 High Watermark Fund (the "2015 Fund") and the 2020 High Watermark Fund (the "2020 Fund") and SunAmerica, and the Investment Advisory and Management Agreement between the Trust, on behalf of the Alternative Strategies Fund, and SunAmerica (each an "Advisory Agreement," and collectively, the "Advisory Agreements") for a one-year period ending August 31, 2011 at an in-person meeting held on August 24, 2010 (the "Meeting"). At the Meeting, the Board also approved the continuation of the Subadvisory Agreements among SunAmerica, Trajectory and the Trust with respect to the 2015 Fund and 2020 Fund, and the Subadvisory Agreements among SunAmerica, Pelagos and the Trust with respect to the Alternative Strategies Fund (each a "Subadvisory Agreements," and collectively, the "Subadvisory Agreements"), each for a one-year period ending August 31, 2011.

In accordance with Section 15(c) of the 1940 Act, the Board requested and SunAmerica and the Subadvisers provided materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements. These materials included (a) a summary of the services provided to the Funds by SunAmerica and its affiliates, and by the Subadvisers; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group and/or peer universe of funds, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) a report on economies of scale; (e) information on SunAmerica's and the Subadvisers' risk management process; (f) a discussion on general compliance policies and procedures; (g) a summary of brokerage and soft dollar practices; and (h) a discussion of the key personnel of SunAmerica and its affiliates, and the Subadvisers, that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements, the Board, including the Disinterested Trustees, considered the following information:

Nature, Extent and Quality of Services Provided by SunAmerica, Pelagos and Trajectory. The Board, including the Disinterested Trustees, considered the nature, quality and extent of services to be provided by SunAmerica and the Subadvisers. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica would provide office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and has authorized any of its officers and employees, if elected, to serve as officers or trustees of the Funds without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers. In addition to the quality of the advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Funds pursuant to the Advisory Agreements and noted that such services include (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports;
(ii) assisting with daily accounting and pricing; (iii) organizing Board meetings and preparing the materials for such Board meetings; (iv) providing legal and compliance support; and (v) performing other administrative functions necessary for the operation of the Funds, such as tax reporting and fulfilling regulatory filing requirements.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board concluded, based on their experience and interaction with SunAmerica, that: (i) SunAmerica is able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreements; (iii) SunAmerica had been responsive to requests of the Board; and (iv) SunAmerica had kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreements were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2010 -- (UNAUDITED) (CONTINUED)


The Board also considered SunAmerica's reputation and relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of June 30, 2010, SunAmerica managed, advised and/or administered approximately $37.5 billion in assets. The Board also considered SunAmerica's code of ethics and its risk management process, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Fund's prospectus. Additionally, the Board considered SunAmerica's compliance and regulatory history.

The Board also considered the nature, quality and extent of subadvisory services provided by the Subadvisers. The Board observed that the Subadvisers are responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Fund that each Subadviser manages, subject to the oversight and review of SunAmerica. The Board reviewed each Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Funds, in addition to current and projected staffing levels and compensation practices and concluded, based on their experience with each Subadviser, that each
Subadviser: (i) is able to retain high quality portfolio managers and other investment personnel; (ii) exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreements; and (iii) had been responsive to requests of the Board and of SunAmerica. The Board considered that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses. The Board also considered each Subadviser's code of ethics, compliance, regulatory history and risk management process. The Board noted that each Subadviser has not experienced any material regulatory or compliance problems nor have they been involved in any material litigation or administrative proceedings that would potentially impact their ability to effectively serve as subadvisers to the Funds. The Board concluded that the nature and extent of services to be provided by the Subadvisers under the Subadvisory Agreements were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

Investment Performance. The Board, including the Disinterested Trustees, also considered the investment performance of SunAmerica and the Subadvisers with respect to the Funds. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Lipper and to an appropriate index or combination of indices. The Board noted that the Lipper report did not include performance comparisons for the Trajectory Subadvised Funds' Peer Groups because of the limited number of funds in these Peer Groups. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

In preparation for the Meeting, the Board was provided with reports independently prepared by Lipper. Based on the Lipper reports, the Board reviewed each Fund's annualized total returns for the prior one-, two-, three-, four- and five-year periods ended May 31, 2010 and since inception, as applicable. The Board noted that it was also provided with a supplemental Lipper performance report for the periods ended June 30, 2010. In addition, the Board received a report prepared by SunAmerica that detailed the Funds' performance for the three-, and six-month periods ended June 30, 2010.

For the 2015 High Watermark Fund, the Board considered that the Fund ranked in the first quintile of its Peer Universe, which consists of all funds within the applicable classification (i.e., mixed-asset target 2015 funds) for the two-, three-, four-year and since inception periods ended March 31, 2010, ranked in the third quintile for the one-year period and ranked in the fifth quintile for the one year-period 2010. For the 2020 High Watermark Fund, the Board considered that the Fund ranked in the fourth quintile of its Peer Universe (i.e., mixed-asset target 2020 funds) for the two- and three-year periods ended May 31, 2010, ranked in the third quintile for the four-year period and ranked in the fifth quintile for the one-, five-, and since inception periods. However, the Board also considered that the performance of the High Watermark Funds year-to-date placed them near the top of their applicable Lipper classifications.

The Board further considered that the High Watermark Funds have certain restrictions on their investment techniques in the master agreement that backs the payment undertaking on these Funds and that, due to these restrictions, the Funds' fixed income exposures were significantly higher than those of the funds in the respective Peer Universes, which can cause the Funds' relative rankings within

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2010 -- (UNAUDITED) (CONTINUED)

the Peer Universes to change significantly from period to period. The Board therefore acknowledged the inherent limitations in comparing the High Watermark Funds to their respective Peer Universes, noting that while the Funds generally tailor their portfolios' risk level over time in a manner similar to ordinary target date funds, the Funds also seek to preserve principal and investment gains at the Funds' protected maturity dates and are therefore subject to restrictions in the master agreement that backs the payment undertaking.

For the Alternative Strategies Fund, the Board considered that the Fund ranked in the fifth quintile of its Peer Group for the one-year and since inception periods ended May 31, 2010. The Board noted, however, that the Fund had a relatively short performance history and acknowledged the inherent limitations in comparing the Fund to its respective Peer Group. In particular, the Board noted that, according to Lipper, the Peer Group for the Fund was a general "flexible portfolio" category that is merely a "best-fit" given the lack of funds that share the Fund's unique investment strategies. The Board further considered that the Fund had outperformed its blended commodity and hedge fund benchmark for the year-to-date and since inception periods ended June 30, 2010.

Consideration of the Management Fee and Subadvisory Fees and the Cost of the Services and Profits to be Realized by SunAmerica and the Subadvisers and their Affiliates from the Relationship with the Funds. The Board, including the Disinterested Trustees, received and reviewed information regarding the fees to be paid by the Funds to SunAmerica pursuant to the Advisory Agreements and the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including:
(i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the High Watermark Funds in order to prevent an Early Closure Condition, as defined in the Funds' prospectus, from occurring. The Board compared each Fund's net expense ratio to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the management fee for the Funds. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds. The Board did not consider services and fees paid under investment advisory contracts that SunAmerica has with other registered investment companies or other types of clients with similar investment strategies to the Funds since SunAmerica informed the Board that there were no such funds or accounts.

The Board also received and reviewed information regarding the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report prepared independently by Lipper. The report showed comparative fee information of each Fund's Peer Group and/or Peer Universe that the Trustees used as a guide to help assess the reasonableness of the subadvisory fees. The Trustees noted that Peer Group and/or Peer Universe information as a whole was useful in assessing whether the Subadvisers were providing services at a cost that was competitive with other similar funds. The Trustees also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Funds, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained. The Board did not consider services and fees paid under investment advisory contracts that the Subadvisers have with other registered investment companies or other types of clients with similar investment strategies to the Funds since the Subadvisers informed the Board that there were no such funds or accounts.

In connection with its renewal of the Subadvisory Agreements with respect to the High Watermark Funds, the Board was also asked to approve the continuation of an arrangement whereby SunAmerica agrees to pay a minimum annual fee to Trajectory (the

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2010 -- (UNAUDITED) (CONTINUED)

"Minimum Fee Arrangement"). The Minimum Fee Arrangement was initially approved by the Board at its August 29, 2006 meeting, and continues in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and Trajectory, and subject to approval by the Board, including a majority of the Disinterested Trustees. The Minimum Fee Arrangement, which is reflected in the Subadvisory Agreements, provides that SunAmerica pay Trajectory a minimum fee equal to the percentage of each of the High Watermark Fund's average daily net assets, accrued daily and payable monthly, at the following rates: 0.25% for the 2015 Fund; and 0.20% for the 2020 Fund. The Board noted that the Minimum Fee Arrangement provides for a reasonable allocation of fees among SunAmerica and Trajectory and would result in SunAmerica retaining less of the management fees. The Board further noted that the Minimum Fee Arrangement did not modify the services provided under the Subadvisory Agreements nor did it impact the fee payable by the Funds pursuant to the Advisory Agreement. The Board, including a majority of the Disinterested Trustees, approved the continuation of the Minimum Fee Arrangement for a one-year period ending October 31, 2011.

The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from its relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis. In particular, the Board considered the contractual fee waivers and/or expense reimbursements agreed to by SunAmerica, and also considered the voluntary waivers and/or expense reimbursements being made by SunAmerica in connection with the High Watermark Funds.

The Board considered the profitability of SunAmerica under the Advisory Agreement, and considered the profitability of SunAmerica's affiliates under the Service Agreement, Rule 12b-1 Plans and Administrative and Shareholder Service Agreements. Additionally, the Board considered whether SunAmerica, the Subadvisers and their affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also considered whether the Subadvisers had the financial resources necessary to attract and retain high quality investment management personnel and to continue to provide the high quality of services that it had provided to the Funds to date.

The Board concluded that SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Advisory Agreements and Subadvisory Agreements and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the SunAmerica fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of SunAmerica as it adds labor and capital to expand the scale of operations. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of each class of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreements, including whether the implementation of additional breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers' management of the Funds because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreements.

Other Factors. In consideration of the Advisory Agreements and Subadvisory Agreements, the Board also received information regarding SunAmerica's and the Subadvisers brokerage and soft dollar practices. The Board considered that SunAmerica and the

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2010 -- (UNAUDITED) (CONTINUED)

Subadvisers are responsible for decisions to buy and sell securities for the portfolios they manage, selection of broker-dealers and negotiation of commission rates. The Board also considered the benefits the Subadvisers derive from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to the Subadvisers in return for allocating brokerage, and noted that the Subadvisers have informed the Board that they do not presently pay commissions to soft dollar brokers.

Conclusion. After a full and complete discussion, the Board approved the Advisory Agreements and the Subadvisory Agreements, each for a one-year period ending August 31, 2011. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Trustees, was satisfied that the terms of the Advisory Agreements and Subadvisory Agreements were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Advisory Agreements and Subadvisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Trustees were also assisted by the advice of independent counsel in making this determination.

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- (UNAUDITED)

The following table contains basic information regarding the Trustees who oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                     NUMBER OF
                        POSITION       TERM OF                                        FUNDS IN
        NAME,           HELD WITH    OFFICE AND                                     FUND COMPLEX
     ADDRESS AND        SUNAMERICA    LENGTH OF         PRINCIPAL OCCUPATIONS       OVERSEEN BY       OTHER DIRECTORSHIPS
    DATE OF BIRTH*       COMPLEX    TIME SERVED(4)       DURING PAST 5 YEARS         TRUSTEE(1)        HELD BY TRUSTEE(2)
----------------------- ----------  --------------  ------------------------------- ------------ ------------------------------

DISINTERESTED TRUSTEES
Jeffrey S. Burum        Trustee     2004-present    Founder and Chairman of              29      Director, Diversified Pacific
DOB: February 27, 1963                              National Community Renaissance               Opportunity Fund I, LLC (2008
                                                    (non-profit affordable housing               to present); Director,
                                                    services) (1992 to present);                 Vandalia Heritage Foundation
                                                    Founder, Owner and Partner of                (1998 to present)
                                                    Colonies Crossroads, Inc.
                                                    (real estate) (2000 to
                                                    present); Owner and Managing
                                                    Member of Diversified Pacific
                                                    Development Group, LLC (real
                                                    estate) (June 1998 to present).

Dr. Judith L. Craven    Trustee     2004-present    Retired.                             78      Director, Belo Corp. (1992 to
DOB: October 6, 1945                                                                             present); Director, Sysco
                                                                                                 Corp. (1996 to present);
                                                                                                 Director, Luby's, Inc. (1998
                                                                                                 to present).

William F. Devin        Trustee     2004-present    Retired.                             78      Director, Boston Options
DOB: December 30, 1938                                                                           Exchange (2001 to present).

Samuel M. Eisenstat     Chairman    2004-present    Attorney, solo practitioner.         39      Director, North European Oil
DOB: March 7, 1940      of the                                                                   Royal Trust (1996 to present).
                        Board

Stephen J. Gutman       Trustee     2004-present    Vice President and Associate         39      None
DOB: May 10, 1943                                   Broker, Corcoran Group (real
                                                    estate) (2003 to present);
                                                    President and Member of
                                                    Managing Directors, Beau
                                                    Brummell Soho, LLC (licensing
                                                    of menswear specialty
                                                    retailing and other
                                                    activities) (1988 to present).

William J. Shea         Trustee     2004-present    Executive Chairman, Lucid,           39      Chairman of the Board, Royal
DOB: February 9, 1948                               Inc. (medical technology and                 and SunAlliance U.S.A., Inc.
                                                    information); Managing                       (2004 to 2006); Director,
                                                    Partner, DLB Capital, LLC                    Boston Private Financial
                                                    (private equity) (2006 to                    Holdings (2004 to present).
                                                    present).                                    Chairman, Demoulas
                                                                                                 Supermarkets (1999 to
                                                                                                 present); NASDAQ OMX BX (2008
                                                                                                 to present).

INTERESTED TRUSTEE
Peter A. Harbeck(3)     Trustee     2004-present    President, CEO and Director,         87      None
DOB: January 23, 1954                               SunAmerica (1995 to present);
                                                    Director, SunAmerica Capital
                                                    Services, Inc. ("SACS") (1993
                                                    to present); Chairman, Advisor
                                                    Group, Inc. (2004 to present).

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- (UNAUDITED) (CONTINUED)

                                                                                                NUMBER OF
                        POSITION       TERM OF                                                   FUNDS IN
        NAME,           HELD WITH    OFFICE AND                                                FUND COMPLEX
     ADDRESS AND        SUNAMERICA    LENGTH OF               PRINCIPAL OCCUPATIONS            OVERSEEN BY  OTHER DIRECTORSHIPS
    DATE OF BIRTH*       COMPLEX    TIME SERVED(4)            DURING PAST 5 YEARS               TRUSTEE(1)  HELD BY TRUSTEE(2)
----------------------- ----------- --------------  ------------------------------------------ ------------ -------------------

OFFICERS
John T. Genoy           President   2007-present    Chief Financial Officer, SunAmerica            N/A      N/A
DOB: November 8, 1968                               (2002 to present); Senior Vice President,
                                                    SunAmerica (2003 to present); Chief
                                                    Operating Officer, SunAmerica (2006 to
                                                    present).

Donna M. Handel         Treasurer   2004-present    Senior Vice President, SunAmerica              N/A      N/A
DOB: June 25, 1966                                  (2004 to present); Vice President,
                                                    SunAmerica (1997 to 2004).

Gregory N. Bressler     Secretary   2005-present    Senior Vice President and General              N/A      N/A
DOB: November 17, 1966  and Chief                   Counsel, SunAmerica (2005 to Present);
                        Legal                       Vice President and Director of U.S.
                        Officer                     Asset Management Compliance,
                                                    Goldman Sachs Asset Management, L.P.
                                                    (2004 to 2005).

James Nichols           Vice        2006-present    Director, President and CEO, SACS              N/A      N/A
DOB: April 7, 1966      President                   (2006 to present); Senior Vice President,
                                                    SACS (2002 to 2006); Senior Vice
                                                    President SunAmerica (2002 to present).

Cynthia A. Gibbons      Vice        2004-present    Vice President, SunAmerica (2002 to            N/A      N/A
DOB: December 6, 1967   President                   present); Chief Compliance Officer,
                        and Chief                   SunAmerica (2002-2006).
                        Compliance
                        Officer

Gregory R. Kingston     Vice        2004-present    Vice President, SunAmerica (2001 to            N/A      N/A
DOB: January 18, 1966   President                   present)
                        and
                        Assistant
                        Treasurer

Nori L. Gabert          Vice        2004-present    Vice President and Deputy General              N/A      N/A
DOB: August 15, 1953    President                   Counsel, SunAmerica (2005-present);
                        and                         Vice President and Associate General
                        Assistant                   Counsel, SunAmerica (2002-2005).
                        Secretary

Matthew J. Hackethal    Anti-Money  2006-present    Chief Compliance Officer, SunAmerica           N/A      N/A
DOB: December 31, 1971  Laundering                  (2006 to present); Vice President, Credit
                        Compliance                  Suisse Asset Management (2001 to
                        Officer                     2006); Chief Compliance Officer, Credit
                                                    Suisse Alternative Funds (2005 to 2006);
                                                    Chief Compliance Officer Credit Suisse
                                                    Asset Management Securities, Inc. (2004
                                                    to 2005).

--------
* The business address for each Trustee is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (14 portfolios), Anchor Series Trust, Inc. (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), VALIC Company I (33 portfolios), VALIC Company II (15 funds), Seasons Series Trust (21 portfolios), the Trust (3 funds), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), and SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund).
(2) Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.
(3) Interested Trustee, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4) Trustees serve until their successors are duly elected and qualified, subject to the Trustee's retirement plan as discussed in Note 10 of the financial statements. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available without charge by calling (800) 858-8850.

        SUNAMERICA SPECIALTY SERIES
        SHAREHOLDER TAX INFORMATION -- OCTOBER 31, 2010 -- (UNAUDITED)

Certain tax information regarding SunAmerica Specialty Series is required to be provided to shareholders based upon each Fund's income and distributions for the taxable period ended October 31, 2010. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year end December 31, 2010. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in early 2011.

During the period ended October 31, 2010, the Funds paid the following long-term capital gain dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations.

                                              NET LONG-   QUALIFYING % FOR THE
                                                TERM         70% DIVIDENDS
                                            CAPITAL GAINS  RECEIVED DEDUCTION
                                            ------------- --------------------
 2015 High Watermark Class A...............      $--              -- %
 2015 High Watermark Class C...............       --               --
 2015 High Watermark Class I...............       --               --
 2020 High Watermark Class A...............       --               --
 2020 High Watermark Class C...............       --               --
 2020 High Watermark Class I...............       --               --
 SunAmerica Alternative Strategies Class A.       --               --
 SunAmerica Alternative Strategies Class C.       --               --
 SunAmerica Alternative Strategies Class W.       --               --

For the period ended October 31, 2010, none of the dividends paid by the Funds are subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED)

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the Funds' portfolios to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

2015 HIGH WATERMARK FUND

For the annual period ended October 31, 2010, Class A shares of the 2015 High Watermark Fund returned 8.46% (before maximum sales charge), underperforming the Fund's benchmark, the Dow Jones Target Maturity 2015 Index,* which returned 13.32% for the same period.

Over the annual period, the Federal Reserve and U.S. Treasury continued to take a series of actions aimed at stimulating an economy that is emerging from its worst recession since the second World War, and which continues to exhibit persistently high unemployment.

During most of the second half of the reporting period, U.S. Treasury markets rallied strongly in response to a global flight to safety on the part of investors. 10-year Treasuries posted a 10.08% total return over the annual period, as measured by the Citigroup 10-Year Treasury Benchmark.+

Equity markets posted strong gains for the year ended October 31, 2010, with a total return to the S&P 500 Index** of 16.52% for the annual period. This strong annual performance was accompanied by high volatility; the S&P 500 Index experienced a steep decline during the late spring and early summer, and subsequent recovery in September and October 2010.

The proprietary methodology used by Trajectory Asset Management, LLC ("Trajectory"), the Fund's subadviser, continued to result in a very low level of equity exposure for the Fund during the annual period. Equity exposure was gained through the use of S&P 500 Index futures. This minimal equity exposure benefited the Fund during the declining equity markets in the middle of the annual period. As the equity markets rallied in the earlier and later portion of the period, however, this minimal equity exposure detracted from Fund performance. A continued low interest rate environment precluded the Fund's methodology from increasing equity exposure during the annual period.

As a result of the Fund's considerable exposure to U.S. government securities, its performance was more sensitive to performance of the U.S. Treasury market and was only minimally affected by performance of the equity market. In particular, the Fund set a new Protected High Watermark Value as its government securities-heavy portfolio benefited from the U.S. Treasury rally throughout the second half of the annual period.

The performance of the Fund's benchmark was influenced by performance of both the equity and fixed income markets. Thus, despite its significant exposure to U.S. government securities, the Fund's minimal equity exposure led the Fund to underperform its benchmark as equities outperformed fixed income during the annual period.

--------
Past performance is no guarantee of future results.

* The Dow Jones Target Maturity 2015 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three/AMBAC bond indexes and the one-to-three months T-bill index. You may not invest directly in the Dow Jones Target Maturity 2015 Index and, unlike the Fund, benchmarks do not incur fees and expenses.

+ The Citigroup 10-Year Treasury Benchmark is an unmanaged index that computes returns for the current Treasury Notes with a maturity of 10 years or less. Treasury Notes are fixed income securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. Indices are not managed and an investor cannot invest directly into an index.

** The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in 2015 High Watermark Fund Class A shares would have increased to $12,588. The same amount invested in securities mirroring the performance of the Dow Jones Target Maturity 2015 Index would be valued at $14,114.

                                     [CHART]

                      2015 High Watermark       Dow Jones Target
                        Fund Class A/#/        Maturity 2015 Index
                      -------------------      --------------------
    6/04                    $ 9,425                 $10,000.00
    6/04                      9,453                  10,057.01
    7/04                      9,293                   9,855.90
    8/04                      9,482                   9,941.39
    9/04                      9,585                  10,101.15
   10/04                      9,736                  10,243.60
   11/04                      9,877                  10,511.74
   12/04                     10,236                  10,771.10
    1/05                     10,121                  10,624.25
    2/05                     10,179                  10,727.13
    3/05                      9,950                  10,601.13
    4/05                      9,978                  10,487.83
    5/05                     10,350                  10,800.05
    6/05                     10,407                  10,927.69
    7/05                     10,522                  11,170.87
    8/05                     10,608                  11,190.32
    9/05                     10,503                  11,185.30
   10/05                     10,198                  11,005.12
   11/05                     10,503                  11,268.71
   12/05                     10,583                  11,343.46
    1/06                     10,748                  11,591.73
    2/06                     10,748                  11,601.25
    3/06                     10,700                  11,666.84
    4/06                     10,739                  11,680.20
    5/06                     10,436                  11,481.72
    6/06                     10,417                  11,504.85
    7/06                     10,544                  11,520.21
    8/06                     10,875                  11,741.37
    9/06                     11,139                  11,883.34
   10/06                     11,382                  12,115.47
   11/06                     11,646                  12,334.62
   12/06                     11,619                  12,318.03
    1/07                     11,705                  12,439.93
    2/07                     11,652                  12,513.97
    3/07                     11,673                  12,562.20
    4/07                     12,005                  12,779.24
    5/07                     12,155                  12,967.64
    6/07                     11,887                  12,840.12
    7/07                     11,770                  12,647.53
    8/07                     11,952                  12,784.66
    9/07                     12,284                  13,003.01
   10/07                     12,552                  13,181.16
   11/07                     12,316                  12,997.85
   12/07                     12,243                  12,974.81
    1/08                     11,891                  12,744.57
    2/08                     11,774                  12,584.43
    3/08                     11,809                  12,543.45
    4/08                     11,751                  12,849.10
    5/08                     11,645                  12,984.65
    6/08                     11,317                  12,470.40
    7/08                     11,282                  12,447.91
    8/08                     11,446                  12,651.33
    9/08                     11,259                  11,945.92
   10/08                     10,825                  10,761.32
   11/08                     11,247                  10,646.70
   12/08                     11,606                  11,025.38
    1/09                     11,464                  10,649.98
    2/09                     11,416                  10,196.47
    3/09                     11,761                  10,582.38
    4/09                     11,618                  11,187.61
    5/09                     11,475                  11,450.33
    6/09                     11,392                  11,528.21
    7/09                     11,404                  12,020.16
    8/09                     11,499                  12,291.41
    9/09                     11,571                  12,597.69
   10/09                     11,606                  12,455.54
   11/09                     11,820                  12,773.01
   12/09                     11,501                  12,871.70
    1/10                     11,682                  12,838.61
    2/10                     11,742                  13,043.08
    3/10                     11,622                  13,338.83
    4/10                     11,730                  13,581.20
    5/10                     11,911                  13,285.84
    6/10                     12,117                  13,149.38
    7/10                     12,274                  13,555.54
    8/10                     12,455                  13,451.77
    9/10                     12,516                  13,912.76
   10/10                     12,588                  14,114.05

                       Class A            Class C            Class I
                  ------------------ ------------------ ------------------
                  Average            Average            Average
   2015 High      Annual  Cumulative Annual  Cumulative Annual  Cumulative
Watermark Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      2.18%     8.46%    6.75%     7.75%    8.95%     8.95%
--------------------------------------------------------------------------
5 Year Return      3.08%    23.44%    3.66%    19.68%    4.81%    26.49%
--------------------------------------------------------------------------
10 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   3.69%    33.56%    4.02%    28.48%    4.16%    26.13%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 06/25/04; Class C: 06/25/04; Class I: 02/18/05
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2010, the 2015 High Watermark
Class A returned 2.18%, compared to 13.32% for the Dow Jones Target Maturity 2015 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

2020 HIGH WATERMARK FUND

For the annual period ended October 31, 2010, Class A shares of the 2020 High Watermark Fund returned 10.90% (before maximum sales charge), underperforming the Fund's benchmark, the Dow Jones Target Maturity 2020 Index*, which returned 15.20% for the same period.

Over the annual period, the Federal Reserve and U.S. Treasury continued to take a series of actions aimed at stimulating an economy that is emerging from its worst recession since the second World War, and which continues to exhibit persistently high unemployment.

For most of the second half of the reporting period, U.S. Treasury markets rallied strongly in response to a global flight to safety on the part of investors. 10-year Treasuries posted a 10.08% total return over the annual period, as measured by the Citigroup 10-Year Treasury Benchmark.+

Equity markets posted strong gains for the annual period ended October 31, 2010, with the S&P 500 Index** returning 16.52%. This strong annual performance was accompanied by high volatility; the S&P 500 experienced a steep decline during the late spring and early summer, and subsequent recovery in September and October 2010.

The proprietary methodology used by Trajectory Asset Management, LLC ("Trajectory"), the Fund's subadviser, continued to result in a very low level of equity exposure for the Fund during the annual period. Equity exposure was gained through the use of S&P 500 Index futures. This minimal equity exposure benefited the Fund during the declining equity markets in the middle of the annual period. As the equity markets rallied in the earlier and later portion of the period, however, this minimal equity exposure detracted from Fund performance. A continued low interest rate environment precluded the Fund's methodology from increasing equity exposure during the annual period.

As a result of the Fund's considerable exposure to U.S. government securities, the Fund's performance was more sensitive to performance of the U.S. Treasury market and was only minimally affected by performance of the equity market.

The benchmark's performance was influenced by performance of both equity and fixed income markets. Thus, despite its significant exposure to U.S. government securities, the Fund's minimal equity exposure led the Fund to underperform its benchmark as equities outperformed fixed income during the annual period.

--------
Past performance is no guarantee of future results.

* The Dow Jones Target Maturity 2020 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three/AMBAC bond indexes and the one-to-three months T-bill index. You may not invest directly in the Dow Jones Target Maturity 2020 Index and, unlike the Fund, benchmarks do not incur fees and expenses.

+ The Citigroup 10-Year Treasury Benchmark is an unmanaged index that computes returns for the current Treasury Notes with a maturity of 10 years or less. Treasury Notes are fixed income securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. Indices are not managed and an investor cannot invest directly into an index.

** The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in 2020 High Watermark Fund Class A shares would be valued at $11,100. The same amount invested in securities mirroring the performance of the Dow Jones Target Maturity 2020 Index would be valued at $14,015.

                                    [CHART]

                      2020 High Watermark              Dow Jones Target
                        Fund Class A/#/              Maturity 2020 Index
                      -------------------            --------------------
    6/04                    $ 9,425                       $10,000.00
    6/04                      9,444                        10,063.76
    7/04                      9,246                         9,799.36
    8/04                      9,425                         9,863.40
    9/04                      9,529                        10,049.22
   10/04                      9,698                        10,203.40
   11/04                      9,896                        10,544.17
   12/04                     10,274                        10,838.41
    1/05                     10,217                        10,643.50
    2/05                     10,283                        10,782.18
    3/05                     10,055                        10,641.54
    4/05                     10,084                        10,471.26
    5/05                     10,521                        10,828.44
    6/05                     10,607                        10,971.78
    7/05                     10,711                        11,294.66
    8/05                     10,806                        11,285.58
    9/05                     10,645                        11,307.06
   10/05                     10,321                        11,101.99
   11/05                     10,654                        11,427.72
   12/05                     10,802                        11,494.16
    1/06                     10,938                        11,833.45
    2/06                     10,986                        11,831.86
    3/06                     10,821                        11,966.53
    4/06                     10,772                        11,993.14
    5/06                     10,442                        11,717.84
    6/06                     10,471                        11,741.20
    7/06                     10,607                        11,706.04
    8/06                     10,977                        11,947.29
    9/06                     11,317                        12,105.98
   10/06                     11,638                        12,399.63
   11/06                     11,949                        12,654.94
   12/06                     11,893                        12,661.20
    1/07                     11,957                        12,838.57
    2/07                     11,914                        12,864.18
    3/07                     11,904                        12,938.32
    4/07                     12,356                        13,223.97
    5/07                     12,549                        13,503.83
    6/07                     12,226                        13,343.70
    7/07                     12,022                        13,052.50
    8/07                     12,248                        13,193.09
    9/07                     12,646                        13,458.11
   10/07                     12,905                        13,659.60
   11/07                     12,700                        13,341.79
   12/07                     12,524                        13,302.97
    1/08                     11,950                        12,936.50
    2/08                     11,676                        12,719.82
    3/08                     11,616                        12,667.55
    4/08                     11,831                        13,060.83
    5/08                     11,831                        13,264.16
    6/08                     11,174                        12,603.77
    7/08                     11,031                        12,579.54
    8/08                     11,318                        12,808.76
    9/08                     10,578                        11,969.19
   10/08                      9,240                        10,534.38
   11/08                      9,778                        10,245.23
   12/08                     10,435                        10,601.23
    1/09                      9,826                        10,135.55
    2/09                      9,778                         9,576.05
    3/09                     10,240                        10,030.66
    4/09                      9,851                        10,768.32
    5/09                      9,631                        11,066.40
    6/09                      9,680                        11,134.47
    7/09                      9,717                        11,702.30
    8/09                      9,863                        12,014.33
    9/09                     10,058                        12,372.71
   10/09                     10,009                        12,165.17
   11/09                     10,191                        12,528.54
   12/09                      9,737                        12,720.61
    1/10                      9,935                        12,612.98
    2/10                      9,972                        12,870.63
    3/10                      9,811                        13,273.05
    4/10                      9,985                        13,549.70
    5/10                     10,270                        13,116.01
    6/10                     10,641                        12,858.95
    7/10                     10,728                        13,347.68
    8/10                     11,199                        13,147.37
    9/10                     11,174                        13,757.90
   10/10                     11,100                        14,014.64

                       Class A            Class C            Class I
                  ------------------ ------------------ ------------------
                  Average            Average            Average
   2020 High      Annual  Cumulative Annual  Cumulative Annual  Cumulative
Watermark Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      4.54%    10.90%    9.14%    10.14%   11.34%    11.34%
--------------------------------------------------------------------------
5 Year Return      0.27%     7.54%    0.80%     4.08%    1.91%     9.95%
--------------------------------------------------------------------------
10 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   1.66%    17.77%    1.98%    13.24%    1.69%    10.05%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 06/25/04; Class C: 06/25/04; Class I: 02/18/05
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2010, the 2020 High Watermark
Class A returned 4.54%, compared to 15.20% for the Dow Jones Target Maturity 2020 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA ALTERNATIVE STRATEGIES FUND

For the year ended October 31, 2010, Class A shares of the Alternative Strategies Fund returned 3.21% (before maximum sales charge), underperforming a blended benchmark composed of 50% S&P GSCI Light Energy Total Return (TR) Index and 50% Hedge Fund Research (HFRX) Equal Weighted Strategies Index (the "50/50 benchmark"). This blended benchmark returned 8.93% for the annual period. The Fund also underperformed the S&P 500 Index, a broad-based equity market index, which returned 16.52% for the same period.*

With the introduction of the managed futures strategy during the period, the Fund's blended benchmark was changed to more accurately represent the Fund's underlying investments. The new blended benchmark is composed of approximately 33% of each of the S&P GSCI Light Energy TR Index, HFRX Equal Weighted Strategies Index and S&P Diversified Trends Indicator (DTI).+ This new blended benchmark returned 3.65% for the annual period.

The Fund provides investors with exposure to commodities, hedge funds and managed futures. In pursuing these strategies, the Fund makes extensive use of derivatives, including commodity linked-notes, hedge fund-linked notes, futures and options. With respect to the Fund's use of futures, the Fund may invest in futures as part of its strategy to gain commodity or hedge fund exposure, and also employs futures extensively as part of its managed futures strategy. In connection with the Fund's managed futures strategy, the Fund may take long or short positions in futures. A long position will benefit from an increase in price of the underlying managed futures instruments, while a short position will benefit from a decrease in price of the underlying futures instruments.

During the annual period, returns in the commodities market as a whole were fairly volatile and returns among the various commodity sectors were mixed. Commodity prices were under pressure from October 2009 to early June 2010 as the economy grew slowly and the Greek credit crisis surfaced. The S&P GSCI Light Energy TR Index fell 10.42% from October 30, 2009 to June 7, 2010. With U.S. economic numbers stabilizing, Chinese demand for commodities strong, and the Greek crisis abating, this index increased 24.75% from its low on June 7, 2010 to October 31, 2010; and for the entire annual period, it returned 11.75%. Within commodities there was a disparity of returns. From the low in June, energy commodities, as measured by the S&P GSCI Energy TR Index, rose 6.12%; but non-energy commodities, as measured by the S&P GSCI Non-Energy TR Index, surged 36.24%. In particular, precious metals benefited from the Greek crisis and potential contagion effects. In addition, agricultural products were strong in response to severe weather conditions in Russia and elsewhere, reducing supply in what had already been a tightening environment for many grains. The Fund's overweight to energy commodities relative to the S&P GSCI Light Energy TR Index, obtained through commodity linked notes, commodity futures, and options on futures, detracted from the Fund's relative performance against both blended benchmarks.

Hedge fund returns as measured by the HFRX Equal Weighted Strategies Index had steady appreciation through early spring 2010, but succumbed to the same sovereign debt issues that affected equities and commodities. By July 2010, the broad hedge fund index resumed its upward trajectory. The Fund obtained hedge fund exposure utilizing both traditional securities and derivatives, including a hedge fund-linked note and futures. The Fund's hedge fund exposure lagged both the HFRX Equal Weighted Strategies Index and the 50/50 benchmark, but contributed positively versus the new blended benchmark which incorporated managed futures. Of interest is that the HFRX Equal Weighted Strategies Index began the annual period at its low for the year and ended the period at its high. This index returned 5.49% for the Fund's annual period.

On July 7, 2010, the Fund added its managed futures strategy, a proprietary strategy designed to identify trends in four asset classes: commodities, currencies, fixed income and equity index futures. Implementation is through the futures markets across these four asset classes. With the volatility of the sovereign debt crisis creating residual uncertainty, few lasting trends were in place during the July/August 2010 period. U.S. economic readings appeared to stabilize in the final two months of the Fund's fiscal year. From July 7th to October 31st, the performance of managed futures, as measured by the S&P DTI, increased 1.03%. The performance of the Fund's managed futures exposure, however, lagged the new blended benchmark since the managed futures strategy was added to the Fund.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Long futures positions in the U.S. dollar and a short futures position against the S&P 500 Index detracted from performance in September. Conversely, a long futures position in wheat and a short futures position in natural gas contributed positively in October.

The Fund's holdings in high quality, short-term fixed income securities also contributed to the Fund's overall performance. The Barclays Capital U.S. 1-3 Year Government Bond Index,** which is representative of the Fund's fixed income positions, delivered a positive return of 2.64% for the twelve months ended October 31, 2010. The Fund's fixed income holdings helped augment returns, particularly during the sovereign debt crisis and the associated flight to quality.

The Fund's underperformance versus the S&P 500 is due to the lower correlation between the Fund's investments and the broad equity markets. That is, the Fund and broad-based equity markets perform differently.

Overall, the Fund's underweight to commodities and allocation to the S&P GSCI Index* versus the S&P GSCI Light Energy TR Index, which is a benchmark component, contributed to the Fund's underperformance versus both blended benchmarks. In addition, the hedge fund exposure gained through hedge fund-linked notes and the manager's hedge fund replication strategy also contributed to the Fund's underperformance versus the 50/50 benchmark, but contributed positively versus the new blended benchmark. Finally, the implementation of the managed futures strategy in July, which encompassed both long and short exposures, also detracted from performance versus the new blended benchmark.

--------
Past performance is no guarantee of future results. Diversification does not guarantee a profit or protect against a loss.

* The S&P GOLDMAN SACHS COMMODITY INDEX (GSCI) LIGHT ENERGY TOTAL RETURN (TR) INDEX is a sub-index of the S&P GOLDMAN SACHS COMMODITY INDEX (GSCI) and tracks the performance of commodity futures using the same conventions as the S&P GSCI. The S&P GSCI Light Energy TR Index uses 1/4 of the S&P GSCI contract production weights for the energy components. The S&P GSCI is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities including, but not limited to, Agriculture, ENERGY, NON-ENERGY, Industrial Metals, Precious Metals, Softs, and Livestock. The returns are calculated on a fully collateralized basis with full reinvestment. The combination of these attributes provides investors with a representative and realistic picture of realizable returns attainable in the commodities markets. Individual components qualify for inclusion in the S&P GSCI on the basis of liquidity and are weighted by their respective world production quantities. The principles behind the construction of the index are public and designed to allow easy and cost-efficient investment implementation. The HEDGE FUND RESEARCH EQUAL WEIGHTED STRATEGIES INDEX is calculated by equally weighting these eight hedge strategies with fixed weights for each strategy; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The S&P 500 INDEX is Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly in an index.

+ The S&P'S DIVERSIFIED TRENDS INDICATOR ("S&P DTI") is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The S&P DTI is a composite of 24 highly liquid futures grouped into 14 sectors, evenly weighted between financials and physical commodities. Indices are not managed and an investor cannot invest directly in an index.

** The BARCLAYS CAPITAL U.S. 1-3 YEAR GOVERNMENT BOND INDEX consists of securities in the U.S. Government Index with a maturity from 1 up to (but not including) 3 years. Securities issued by the U.S. Government (i.e., securities in the Treasury and Agency Indices). Inclusions: Public obligations of the U.S. Treasury with a remaining maturity of one year or more. Publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government. Indices are not managed and an investor cannot invest directly in an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in SunAmerica Alternative Strategies Fund Class A shares would be valued at $9,942. The same amount invested in securities mirroring the performance of the (i) Blended S&P GSCI Light Energy TR Index (50%) and Hedge Fund Research Equal Weighted Strategies Index (50%),
(ii) Blended S&P GSCI Light Energy TR Index (33%), Hedge Fund Research Equal Weighted Strategies Index (33%) and S&P Diversified Trends Indicator (33%) and the (iii) S&P 500 Index would be valued at $10,844, $10,097 and $12,827, respectively.

                                   [CHART]

                                                           Blended S&P GSCI
                         Blended S&P GSCI                    Light Energy
                           Light Energy                      TR Index (33%)
                        TR Index (50%) and                Hedge Fund Research
         SunAmerica     Hedge Fund Research                 Equal Weighted
        Alternative       Equal Weighted                Strategies Index (33%)
         Strategies         Strategies        S&P 500    and S&P Diversified
       Fund Class A/#/      Index (50%)        Index    Trends Indicator (33%)
       --------------   -------------------   ---------  ---------------------
11/08      $9,425          $10,000.00        $10,000.00        $10,000.00
11/08       9,133            9,412.81          9,305.95          9,632.33
12/08       8,935            9,044.67          9,404.97          9,285.71
 1/09       8,586            8,839.77          8,612.26          9,137.94
 2/09       8,294            8,615.29          7,695.23          8,990.99
 3/09       8,558            8,788.07          8,369.29          8,981.73
 4/09       8,718            8,864.50          9,170.31          8,943.02
 5/09       9,293            9,589.14          9,683.21          9,531.23
 6/09       9,284            9,470.38          9,702.38          9,398.26
 7/09       9,406            9,625.94         10,436.27          9,486.95
 8/09       9,425            9,646.06         10,813.02          9,517.77
 9/09       9,510            9,712.96         11,216.56          9,619.74
10/09       9,632            9,955.50         11,008.19          9,741.64
11/09       9,802           10,188.03         11,668.46          9,950.05
12/09       9,771           10,288.00         11,893.90          9,929.24
 1/10       9,544            9,930.85         11,466.07          9,573.82
 2/10       9,705           10,155.59         11,821.29          9,731.20
 3/10       9,828           10,222.12         12,534.59          9,775.93
 4/10       9,942           10,374.84         12,732.51          9,828.91
 5/10       9,488            9,761.64         11,715.82          9,426.24
 6/10       9,478            9,719.18         11,102.50          9,402.40
 7/10       9,601           10,160.26         11,880.34          9,550.48
 8/10       9,478           10,042.79         11,344.06          9,431.16
 9/10       9,733           10,524.96         12,356.40          9,804.56
10/10       9,942           10,844.10         12,826.56         10,097.40


                             Class A            Class C            Class W
                        ------------------ ------------------ ------------------
                        Average            Average            Average
SunAmerica Alternative  Annual  Cumulative Annual  Cumulative Annual  Cumulative
  Strategies Fund#      Return   Return+   Return   Return+   Return   Return+
----------------------  ------- ---------- ------- ---------- ------- ----------
1 Year Return           -2.69%    3.21%     1.46%    2.46%     3.29%    3.29%
--------------------------------------------------------------------------------
5 Year Return              N/A      N/A       N/A      N/A       N/A      N/A
--------------------------------------------------------------------------------
10 Year Return             N/A      N/A       N/A      N/A       N/A      N/A
--------------------------------------------------------------------------------
Since Inception*        -0.29%    5.48%     2.04%    4.10%     2.91%    5.88%
--------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 11/04/08; Class C: 11/04/08; Class W: 11/04/08
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2010, the SunAmerica Alternative Strategies Fund Class A returned -2.69%, compared to 8.93% for the Blended S&P GSCI Light Energy TR Index (50%) and Hedge Fund Research Equal Weighted Strategies Index (50%) and 3.65% for the Blended S&P GSCI Light Energy TR Index (33%), Hedge Fund Research Equal Weighted Strategies Index (33%) and S&P Diversified Trends Indicator (33%). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

The Fund has added the S&P Diversified Trends Indicator to the blended benchmark used in the Line Graph for the prior fiscal year and therefore, the new blended benchmark is composed of approximately 33% weighting in each of S&P GSCI Light Energy TR Index, Hedge Fund Research Equal Weighted Strategies Index and S&P Diversified Trends Indicator. Management believes that, in light of the addition to a managed futures strategy to the Fund's principal investment strategies, this change in the blended benchmark is better representative of the sectors and instruments in which the Fund may invest and therefore will provide a better comparison of performance.
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

[LOGO] SunAmerica
       Mutual Funds

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

DIRECTORS/TRUSTEES                       OTHER INFORMATION                          This report is submitted solely for the
 Jeffrey S. Burum                        The most recent annual and/or quar-        general information of shareholders of
 Dr. Judith L. Craven                    terly report of Prudential Financial,      the Funds. Distribution of this report
 William F. Devin                        Inc. and Prudential Global Funding,        to persons other than shareholders of
 Samuel M. Eisenstat                     Inc. is available without charge by call-  the Funds is authorized only in con-
 Stephen J. Gutman                       ing (800) 858-8850.                        nection with a currently effective pro-
 Peter A. Harbeck                                                                   spectus, setting forth details of the
 William J. Shea                         VOTING PROXIES ON FUND PORTFOLIO           Funds, which must precede or accom-
                                         SECURITIES                                 pany this report.
OFFICERS                                 A description of the policies and proce-
 John T. Genoy, President and Chief      dures that the Trust uses to determine     DELIVERY OF SHAREHOLDER DOCUMENTS
   Executive Officer                     how to vote proxies related to securities  The Funds have adopted a policy that
 Donna M. Handel, Treasurer              held in a Fund's portfolio, which is       allows them to send only one copy of a
 James Nichols, Vice President           available in the Trust's Statement of      Fund's prospectus, proxy material,
 Gregory N. Bressler, Chief Legal        Additional Information, may be ob-         annual report and semi-annual report
   Officer and Secretary                 tained without charge upon request, by     (the "shareholder documents") to
 Nori L. Gabert, Vice President and      calling (800) 858-8850. The in-            shareholders with multiple accounts
   Assistant Secretary                   formation is also available from the       residing at the same "household." This
 Cynthia A. Gibbons, Vice President and  EDGAR database on the U.S. Secu-           practice is called householding and
   Chief Compliance Officer              rities and Exchange Commission's           reduces Fund expenses, which benefits
 Gregory R. Kingston, Vice President     website at http://www.sec.gov.             you and other shareholders. Unless the
   and Assistant Treasurer                                                          Funds receive instructions to the con-
 Kathleen Fuentes, Assistant Secretary   PROXY VOTING RECORD ON FUND                trary, you will only receive one copy of
 John E. McLean, Assistant Secretary     PORTFOLIO SECURITIES                       the shareholder documents. The Funds
 Shawn Parry, Assistant Treasurer        Information regarding how the Trust        will continue to household the share-
 Matthew J. Hackethal, Anti-Money        voted proxies related to securities held   holder documents indefinitely, until we
   Laundering Compliance Officer         in the Funds during the most recent        are instructed otherwise. If you do not
                                         twelve month period ended June 30 is       wish to participate in householding
INVESTMENT ADVISER                       available, once filed with the U.S.        please contact Shareholder Services at
 SunAmerica Asset Management Corp.       Securities and Exchange Commission,        (800) 858-8850 ext. 6010 or send a
 Harborside Financial Center             without charge, upon request, by call-     written request with your name, the
 3200 Plaza 5                            ing (800) 858-8850 or on the U.S.          name of your fund(s) and your account
 Jersey City, NJ 07311-4992              Securities and Exchange Commission         number(s) to SunAmerica Mutual
                                         website at http://www.sec.gov.             Funds c/o BFDS, P.O. Box 219186,
DISTRIBUTOR                                                                         Kansas City MO, 64121-9186. We
 SunAmerica Capital Services, Inc.       DISCLOSURE OF QUARTERLY PORTFOLIO          will resume individual mailings for
 Harborside Financial Center             HOLDINGS                                   your account within thirty (30) days of
 3200 Plaza 5                            The Trust is required to file its com-     receipt of your request.
 Jersey City, NJ 07311-4992              plete schedule of portfolio holdings
                                         with the U.S. Securities and Exchange
SHAREHOLDER SERVICING AGENT              Commission for its first and third fiscal
 SunAmerica Fund Services, Inc.          quarters on Form N-Q. The Trust's
 Harborside Financial Center             Forms N-Q are available on the U.S.
 3200 Plaza 5                            Securities and Exchange Commission
 Jersey City, NJ 07311-4992              website at www.sec.gov. You can also
                                         review and obtain copies of the Forms
CUSTODIAN AND TRANSFER AGENT             N-Q at the U.S. Securities and Ex-
 State Street Bank and Trust Company     change Commission Public Reference
 P.O. Box 5607                           Room in Washington DC (informa
 Boston, MA 02110                        tion on the operation of the Public
                                         Reference Room may be obtained by
                                         calling 1-800-SEC-0330).

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1   GO TO
                       WWW.SUNAMERICAFUNDS.COM

                   2
                       CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

[LOGO]


FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER.


Distributed by:
SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.


HWANN-10/10

Item 2.  Code of Ethics

         SunAmerica Specialty Series ("the registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2010, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in the instructions to
         Item 3(b) of Form N-CSR. Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountants were as follows:

                                                      2009      2010
         (a) Audit Fees............................. $86,400   $86,765
         (b) Audit-Related Fees..................... $     0   $     0
         (c) Tax Fees............................... $     0   $     0
         (d) All Other Fees......................... $     0   $     0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                      2009       2010
         (b) Audit-Related Fees.................... $      0   $      0
         (c) Tax Fees.............................. $      0   $      0
         (d) All Other Fees........................ $      0   $      0

     (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

         (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable.

     (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2010 and 2009 were $91,425 and $11,500, respectively.

     (h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a - 101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

         (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

         (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the
         Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Specialty Series

By:  /s/ John T. Genoy
     --------------------------
     John T. Genoy
     President

Date: January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ John T. Genoy
     --------------------------
     John T. Genoy
     President

Date: January 7, 2011

By:  /s/ Donna M. Handel
     --------------------------
     Donna M. Handel
     Treasurer

Date: January 7, 2011